Exhibit 10.2

AGREEMENT REGARDING AMENDED SCHEDULES

This AGREEMENT REGARDING AMENDED SCHEDULES is made as of October 14, 2004, by and among Quik Drive, U.S.A., Inc., a Tennessee corporation (“Quik Drive USA”), Quik Drive Canada Inc., an Ontario corporation (“Quik Drive Canada”), G. Lyle Habermehl (“Habermehl”), Simpson Strong-Tie Company Inc., a California corporation (“Buyer”), and Simpson Manufacturing Co., Inc., a Delaware corporation (“Parent”).

On September 9, 2004, the above-named parties entered into an Asset Purchase Agreement (the “Agreement”) whereby Buyer agreed to purchase and Quik Drive USA, Quik Drive Canada and Habermehl agreed to sell to Buyer substantially all of the assets of Quik Drive USA and Quik Drive Canada, as well as certain patents and patent applications owned by Habermehl.  The parties desire to amend, and hereby do amend and restate in full, the schedules attached to the Agreement as signed on September 9, 2004, by substituting therefor the schedules attached hereto as Exhibit A.

SIMPSON STRONG-TIE COMPANY, INC.

By:
G. Lyle Habermehl	Michael J. Herbert
Chief Financial Officer

QUIK DRIVE, U.S.A, INC.	SIMPSON MANUFACTURING CO., INC.

By:	By:
G. Lyle Habermehl	Michael J. Herbert
President	Chief Financial Officer

QUIK DRIVE CANADA, INC.

By:
G. Lyle Habermehl
President

Schedule 1.1.3(a)
Assigned Contracts

BANK

Bank of America	Merchant Card Service Agreement	2/7/2001
American Express/Canadian Imperial Bank of Commerce	Merchant Card Service Agreement	09/12/2003

TOOLING AGREEMENTS

Quality Mfg	Manufacture’s Certificate of Origin	10/3/1996
Quality Mfg	Assembly Machine for Extension Tube	10/3/1996
Quality Mfg	Form & Pierce Machine	8/7/2003
Siu Yip Plastic Moulds	Small Toolbox - Lg Toolbox	7/26/2003
Precision Production	Dieset	8/17/2004
Fwujih Die Casting Co., LTD	Aluminum Casting Moulds/Copper Die/Plastic Inject Die	7/25/2003
Kredier Corporation	/103001/105015/17/47/57/75/77/96/135/210/237/280/107054	7/28/2003
Atlas Pressed Metals	Molds - PN105490/105381	4/15/2004
Kredier Corporation	103001/105010A/15/17/47/57/75/77/96	9/26/2004
LWP Inc	Tooling/Fixtures & Molds	9/20/1999
Precision Production	105048 - Bit Wrench	1/23/1997
Precision Production	Torque Testing Fixture	12/5/2000
Aero Metals	2 - 21/2” & 3” G.T. Mold, Pro250 & Pro300 G.T. Mold, Gauge - Pro250	12/5/2000
Tuecast Precision	101018/21/19/07/12	1/23/1997
Precision Tool & Die	105048	1/23/1997
O Rings West, Inc.		6/10/2004
H&H Swiss Machine Products, Inc		6/23/2004
Aero Metals		8/17/2004
Colson Tennessee	105375/376/377/396/397/398/400/624/711/716/150118/121/123/108	8/23/2004
Kreider Corporation	105015/017/047/057/075/077/096/135/210/237/280/107054 & 103001	8/23/2004
Siu Ypi Plastics	Small Toolbox/QDA158/107301-303/107186-187/201112/107 196/107182	8/18/2004

WAREHOUSE LEASE AGREEMENTS
Lessor	Lessee
Nick & Tina Andriopoulos	Quik Drive Australia Pty LTD	8/25/2003
Losee Business Center, LLC	Quik Drive U.S.A, Inc. - Las Vegas Warehouse-Addendum 1	7/29/2004
Glen Corporation	Quik Drive Canada, Inc.	4/19/2004
Glen Corporation	Summary of Charges	8/27/2004

CUSTOMER AGREEMENTS
Sphere 1	Preferred Vendor Agreement	8/1/2004
Do it Best Corporation	Terms & Conditions	3/7/2000
Reno-Depot	Vendor Buying Agreement	10/25/1999
Amazon.com	Vendor Buying Agreement	3/4/2004
Ace Hardware Corporation	Electronic Payments Agreement	7/21/2004
Lowe’s Company	Vendor Buying Agreement	10/6/2003
Lowe’s Company	Electronic Payments Agreement	3/23/2004
Lowe’s Company	Suppplier Support Commitment Form	12/31/2003
Lowe’s Company	Rebate Schedule	1/1/2004
Coventry Fasteners	Trading Terms	2/1/2004
NBSG Group	Trading Terms	7/1/2004
Construction Supply & Specialists PTY	Supplier Bill of Rights	4/1/2002
Orgill, Inc.	Trading Terms	6/21/2004
Cimarron Lumber	Vendor Buying Agreement	9/6/2002
Lumbermen’s Merchandising Corporation	Vendor Buying Agreement	8/9/2004
Orco 2004 Programming	Vendor Buying Agreement	1/1/2004
White Cap Industries	Proposal for Supply	9/8/2003
Lance Bisset LTD	Volume Rebate Program	4/12/2004
Home Hardware Stores LTD	Discount Agreement	10/1/2003
Rona	Commercial Agreement	1/1/2003
Cimmaron Lumber	Vendor Indemnity Agreement
Ausco Building Systems	Vendor Contract	6/1/2004
BMC West/KBI Distribution	Purchasing Contract	7/18/2003

SALES/ AGENCY AGREEMENTS

Details, Inc.	Store Service Agreement	1/1/2002
Zina International - QVC	Marketing & Sales Agreement	8/1/2002
Exhomde, LLC - Home Depot	Marketing & Sales Agreement	1/10/2000
Eastern Region Salesmen	Quarterly Bonus Program	1/18/2004
Canadian Employees	Bonus Agreements (See Schedule 5.1.17)	6/18/2004
Development Mktg	Buyer Term & Agreement	9/6/2002
Noral Mktg	Marketing & Sales Agreement
Dan Burkhart	Sales Executive Employment Agreement	7/1/2003

TRADE SHOW CONTRACTS
Southern Building Show	Exhibit Space Contract	6/25/2004
NHS 2005	Exhibit Space Contract	7/24/2004
AWCI	Exhibit Space Contract	7/28/2004
Deck Expo III	Exhibit Space Contract	6/10/2004
Orgill, Inc.	Exhibit Space Contract	8/12/2004
International Builder’s Show	Exhibit Space Contract	2/9/2004
Residence Inn/Marriott	Hotel Accommodations/Reservations	4/22/2004
Do it Best Market	Exhibit Space Contract	6/10/2004
STAFDA	Exhibit Space Contract	6/29/2004
Construct Canada 04	Exhibit Space Contract	3/16/2004
JLC Live	Exhibit Space Contract	1/1/2004
AHMA	Exhibit Space Contract	3/31/2004
Fastener Fair - Stuttgart	Exhibit Space Contract	8/17/2004
Batimat 2005	Exhibit Space Contract	8/10/2004
BMR	Exhibit Space Contract	10/29/2002

CONFIDENTIAL DISCLOSURE AGREEMENTS

Fwu-Jih Die Casting Industrial	Confidential Disclosure Agreement	12/2/2001
Hitachi Power Tools	Confidential Disclosure Agreement	0/00/00
C&S Metal Products	Confidential Disclosure Agreement	3/12/2003
Mechanical Galv-Plating Corp.	Confidential Disclosure Agreement	6/8/2004
Jay Cee Sales & Rivets	Confidential Disclosure Agreement	8/16/2004
O Rings West, Inc	Confidential Disclosure Agreement	6/10/2004

Swan Secure Products	Confidential Disclosure Agreement	6/9/2004
Action Bolt & Screw	Confidential Disclosure Agreement	6/1/2004
C&H Distributors, LLC	Confidential Disclosure Agreement	6/11/2004
Cumberland Printing	Confidential Disclosure Agreement	6/4/2004
Exair Corporation	Confidential Disclosure Agreement	6/22/2004
Wang’s Brother Plastic	Confidential Disclosure Agreement	4/19/2002
Dubai Wire	Confidential Disclosure Agreement	11/3/2000
H&H Swiss Machine Products, Inc.	Confidential Disclosure Agreement	6/22/2004
Aero Metals Inc.	Confidential Disclosure Agreement	8/10/2004
Porter Cable	Confidential Disclosure Agreement	12/5/1995
Atlas Bolt & Screw	Confidential Disclosure Agreement	5/11/1997
Bryan Peters	Exair Corporation	8/18/2004
John T. Patton	Kreider Corporation	8/24/2004

See attached list of Confidential Disclosure Agreements

POWER OF ATTORNEY
LBMC	Declaration for Franchise Tax Board	9/25/2003
UPS Supply Chain Solutions	Customs Power of Attorney	5/13/2004
BDP, International	Customs Power of Attorney	11/15/2002
Russell A. Farrow Inc	Customs Power of Attorney	2/23/2004
Emery Customs Brokers	Customs Power of Attorney	4/3/1996
Yusen Air & Sea Service	Customs Power of Attorney	3/19/2004
V. Alexander Co., Inc.	Customs Power of Attorney	3/2/2004
Team Worldwide	Customs Power of Attorney	5/22/2002
Yellow Global	Customs Power of Attorney	5/31/2001
Schenker, Inc.	Customs Power of Attorney	5/10/2001
JAS Forwarding Inc.	Customs Power of Attorney	10/10/2000
DANZAS	Customs Power of Attorney	8/23/2001
Emery Worldwide	Customs Power of Attorney	10/10/2000
Near North Custom Brokers	Customs Power of Attorney	8/18/2004

VARIOUS DOCUMENTS
Dept of Environment & Conservation	Regulatory Requirements/Storm Water Discharge	2/1/2001
NEAC	Inspection for used oil disposal	4/9/2001

Dept of Labor & Workforce - TN	Boiler & pressure Vessel Inspection	1/1/2000
Dept of Labor & Workforce - TN	Certificate of Boiler Inspection	12/20/2002
Gallatin City Recorder	Property Taxes	2/1/2004
Riches & McKenzie	Listing of US Patents	10/31/2001
US Patent & Trademark Office	Trademark Application
Sonic Wall - PPd 1 Year in Advance	Antivirus - expires 12/03/05
Australia - expires 12/24/04
SOHO3-10 - expires 11/26/04
Gallatin PRO100 - expires 06/28/05
Las Vegas - Expires 12/28/04
Toronto - expires 06/28/05
CRISPO Canada, Inc.	Patent Litigation Agreement	12/8/2003
Quik Drive Usa, Inc.	Certificate of Occupancy	2/28/2002
Quik Drive Usa, Inc.	Contract Pricing
Department of Treasury	Customs Security Bond	5/31/2001
State of Tennessee	Certificate of Title - 95 GMC	10/6/1994
Penske Truck Leasing	Bill of Sale	3/9/1998
Sumner Regional Health Systems, Inc.	Corporate Health Management	8/18/1997

SUPPLIER AGREEMENTS
University of Louisville Research	Service Agreement	7/1/2000
Porter Cable Corporation	Exclusive Patent License Agreement	2/18/1997
James Hardie Research Pty LTD	Consent to Use Trademark in Advertising Agreement	12/1/2000
K. TICHO	Supply Agreement	10/23/2002
AWCI Construction Dimensions	Publications Agreement	4/27/2004
Alarmco Las Vegas Warehouse	Installation & Monitoring Agreement	2/3/2004
NCO Financial Systems, Inc.	Credit Reporting Contract	6/21/2004
Cox Business Services	Commercial Service Agreement - Internet Service & IP Address	1/8/2004
Enterprise	Vehicle Lease	7/20/2000
Pitney Bowes Credit Corp.	Mailing Machine - Lease	5/14/2002
Pitney Bowes Credit Corp.	Protection Plan	2/8/2002
Ever Pure Water Systems	Water Cooler	3/20/1998
Harrison Security Services	Security Monitoring System & Agreement	1/19/2004
ATA Controls	Time clock Support Contract	7/15/2004
UPS Online WorldShip	Support Equipment Agreement	7/3/2001

InnoTech, LLC	Rental Service Agreement	3/20/1998
US Pest Protection	Pest Control Agreement	5/1/2001
Better Business Equipment	Notice of Lease Modification	5/2/2001
Sprint	Centurion Service Agreement-Phones	12/17/2001
Bellsouth Business Internet Services	Master Agreement	7/2/2003
AT&T	Master Agreement	7/15/2003
Nextel	Subscriber Agreement	2/27/2003
Verizon Wireless	Service Agreement	9/03/2003
Black Creek Janitorial	Service Schedule	10/23/2004
Environmental Air Systems	Planned Maintenace Agreement	6/7/2004
Pitney Bowes Credit Corp.	Series Agreement	12/1/2003
Welder’s Supply & Equipment, Inc.	Cylinder Rental Agreement	10/01/2004
BFI	Service Agreement - Waste/Garbage	8/21/1992
Cintas	Service Agreement - Uniform Rental	10/30/2002
Verizon Wireless	Service Agreement/Production	9/3/2003
Dun & Bradstreet	Supplement to Current Contract	3/8/2004
Dun & Bradstreet, Inc.	D & B zapdata MarketPlace Services Agreement and Master Agreement	9/8/2004
Paychex	Electronic Network Services Agreement	12/15/1999
T Mobile	Standard Service Agreement	6/16/2004
Federal Express Canada Ltd	Thermal Printer License	12/04/2003
Canadian Linen	Floor Mats (no written agreement)
Enbridge	Natural gas heating (no written agreement)
Vaughan Hydro	Electric Service (no written agreement)
Bell Canada	Watts, regular and high speed internet telephone service (no written agreement)
Waste Management	Trash removal service (no written agreement)
Voxcom	Security Alarm Service Agreement
Armor Personnel	Temporary Services
Home Depot	Revolving Account
Staples	Revolving Account

Purchase orders in the aggregate amount of $3,105,481.71 as of the date hereof.

See attached list of Consulting and Secrecy Agreements.

CONFIDENTIAL DISCLOSURE AGREEMENTS

William Anderson	Dewalt Industrial Tool Company	3/2/1998
Bob Klamis	Black & Decker	3/2/1997
John W. Follech	Black & Decker	2/25/1998
Byron Nelson	Leland Industries	4/30/1998
Stephen Redman	Leland Industries	4/30/1998
David Hubbard	Truecast Precision Industries	6/11/1998
John Barton	Channel Polymers	10/21/1998
Robert Cronin	Precision Tool & Die	10/13/1998
John C. Brooks	Plastic Sytems, Inc	8/28/1998
Joe Garata		5/6/1997
Mark Hattong	Micromatic Springs	1/29/1997
T. Allen Branaford	Precision Castings Of Tn.	2/2/1999
John Latimer	PCT	2/2/1999
John Wright	Ripley Industries	2/17/1997
Kellchi Fukuda	TWN Fasteners, Inc.	3/8/1999
Hirokaza Kitamura	TWN Fasteners, Inc.	3/8/1999
Ricky Fuston	TWN Fasteners, Inc.	3/8/1999
Helmut Tillinger	Dewalt Balck & Decker	3/12/1999
Mary Carter	Smurfit Stone	3/17/1998
Jerry H. Duncan	Primesource	3/25/1999
Gregg Jyu	Tazfas Corp	5/18/1998
Lin Cheng Chang	JWA	5/18/1998
Jeff Wardley	JWA	5/18/1998
Tsai Ming Te	JWA	5/18/1998
Randy Wallen	Dukane Corporation	12/22/1998
Mark Farrell	Compass International	12/3/1998
Cody Roulier	Compass International	12/3/1998
Craig J.		12/17/1998
Mike Greer	Rand Technology	12/26/1998
R. G. Hollis	Mechanical Plating P/L	6/19/1998
Gregory M. Gibbons	Vermont American Corporation	8/7/1996
Gregory M. Gibbons	Vermont American Corporation	6/11/1996
Mike Holman	Vermont American Corporation	8/7/1996
Todd Hoskins	Vermont American Corporation	8/7/1996
Gabriela Wagenbach	Airko	1/5/1998
Bernd Wagenbach	Airko	1/5/1998
Eric Kawlowski	Airko	1/5/1998
Falat Uwe	Airko	1/5/1998
Michael Hoew	Allied Signal Plastics	9/5/1997
Charles Hu	Action Bolt & Screw	11/11/1997
Illegible	Magnetic Technologies	11/11/1997
Natan Rondon Cuglovici	Sace Commercial & Industrial LTDA	6/13/1997
Richard Cummins	Senco Products	5/19/1997
Darrell Wondling		5/19/1997
Jim Boner	Sloan Fluid Access	4/1/1997
Erline Barnes	Willis Corron	1/1?/1996
Kevin Behr	Mechanical Galv-Plating P/L	6/24/1996
Scott Berry	Machine Specialties, Inc.	7/22/1996
Warrick Bringnans	Bringans & Associates	8/15/1996
Joe Cavallo	Jamil Packaging	7/15/1996
Terri L. Chambiiss	Betty Machine	6/24/1996
Kelly L. Coley	Coley & Lyles Insurance	1/15/1996
Dennis Duchesne	Caonac	7/25/1996
Ron East	Tennessee Corrugated Box	6/7/1996
David Fielding	Vermont American Corporation	8/13/1998
Thomas J. Gauld, Jr.	Kids Kingdom	8/14/1996
Paul Gentry	Gentry Sales	2/27/1996
K. Michael Grau		3/6/1996
Tim Greenfield	Warren Industries	11/14/1996
Robert W. Gregory	Mechanical Industries	6/6/1996
Helmut Hagenberg	GC Custom Brokers	6/6/1996
John Hamari	Skyline Displays	7/11/1996
James Harding	Phillips Printing	7/1?/1996
Roger Hasselquist	Warren Industries	11/14/1996
Ed Holford	Warren Industries	10/3/1996
Ron Huges	Old Dominion Freight Line	7/11/1996
Bob Jauilon	Southern Tool.	7/16/1996
Mark A. LaMoy	Rock-tenn Co.	8/14/1996
Stephen L. Layne		1/17/1996
Ernie Hehmauer	North American Building Systems, Inc.
Gerald Maggart	Rock-tenn Co.	6/7/1996
T. E. Mansour	MCM Capital	8/2/1996
Frank Mazzarino	Wabash Fibre Box	2/29/1996
John R. McCallum	GC Custom Brokers	6/6/1996
J. P. McCarley	C&C Industrial Sales	6/20/1996

Gerald McCreaxle	Betty Machine	6/24/1996
Mark Mondell	Packaging Fulfillment	7/25/1996
Eric Phrommer	Paulo Products Company	8/13/1996
James C. Piffinberger III	MCM Capital	9/16/1996
George S. Porter	CF Motor Freight	8/13/1996
Cheryl Sessler
Bruse Staggs	Primesource	9/27/1996
Brad J. Strosahl	Primesource	9/27/1996
	Team Machine Inc	10/17/1996
Barbara G.	Rock-tenn Co.	8/19/1996
Carl J. L	Whitford Corporation	6/6/1996
Scott Berry	Robbing & Bohr	6/23/1997
Michael Chroen	Machine Specialties, Inc.	2/24/1995
William H. Coley	Brueing Bearings, Inc.	10/12/199?
	Advantage Capitol Corporation	1/15/1995
	Raymond Cooper	2/3/1995
Daniel Dancer	Senco Products	11/3/1995
Rosemary DiFore	Alexander International	4/20/1995
Terry Dullaghan	Senco Products	11/3/1995
Wayne Ford	Springfield Sheet Metal
Walter Gambrell	Screw Machine Technology, Inc.	10/9/1995
Tim Gomet	University of Louisville	2/2/1995
Joe Hallock	Hallock Engineering	3/28/1995
William S. Hardaway	Hardaway Machine & Tool	12/18/1995
Dave Hubbard	Truecast Precision Castings	2/1/1995
Donald D. Klim	Blue Star Plastics	2/1/1995
Mark Keinath	M&W Tool	2/1/1995
Thomas Kennedy	Accelerated Technologies, Inc.	11/20/1995
Douglas King	Willis Corron	10/30/1995
Kurt Korfhage		10/2/1995
Butch Le Calire	AT&G Company, Inc.	6/5/1995
Gerald Maggart	Rock-tenn Co.	12/14/1995
David Meeks		10/9/1995
Benson L. Miller	Locknet	12/18/1995
J. Clayton Miller	Lockmasters	12/13/1995
Roger Miller	Precision Products	2/2/1995
William M. Miller	Cigna Property & Causaulty	10/30/1995
Mary Clarke Palmer	Alexander International	4/19/1995
Kreider Corporation
Kitt Pater	Newcomb Spring of Tn.	10/4/1995
Robert Putnam	Sumner Machine Co.	12/18/1995
Byron Roland		2/2/1995
Melinda Sandy	Comprehensive Rehabilitation	11/2/1995
Douglas Stagnaur	LNP Engineering	10/3/1995
John Stewart	Alexander International	7/13/1995
Carl Vonlinden		2/6/1995
Brian Weeks	Emery Worldwide	3/7/1995
Russell Kennedy
Charles Mason		3/24/199?
Gene Greene		2/17/1996
David Butler	Jordan Industries	9/29/1994
Thomas Caffey	Jordan Industries	6/25/1994
Jeff Wardley	Grabber Construction Products	1/27/1994
Madeleine Burkhart	US Dept of Commerce	10/28/1993
Geoffrey Dreger	Intools Inc.	5/17/1993
H. R. Graan	Aztec Washer Co.	3/31/1993
Ken Hood	Air Express International	11/22/1993
Arthur Jacobson	Olympic Mfg. Group, Inc.	5/13/1993
Fred Let	Consultant	10/14/1993
Richard Lubold	FMC Corporation	4/5/1993
Andy R. Martin	Whitsell Mfg.	5/4/1993
Hubert McGovern	Olympic Mfg. Group, Inc.	5/13/1993
Henry Meador	International Machine & Tool	9/7/1993
Jim Moss	Whitsell Mfg.	8/11/1993
Gordon Murphy	Carlson systems	10/21/1993
Vincent Reymann		9/7/1993
Randy Shaw	Whitsell Mfg.	5/4/1993
Jane Watson	Bearings Inc	5/4/1993
Allen Ziehr, Jr.	Washington Penn Plastic Co.	11/12/1993
Scott Calvert	Product Design Center	6/4/1991
Paul Scherer	Intec
Lucky Tu & Richard Rousseau	Sheh Fung Screws	5/9/1989
Roger Baltz	Production Automation LTD	6/16/1988
George Morgan		3/31/1989
Pat Robinson	Black & Decker	5/19/1998
Dan Macsherry	Black & Decker	5/19/1998
Mark Borsos	Black & Decker	5/19/1998
Nancy Daigler	Rand Technology	10/15/1998
Ray Omsby	Rand Technology	10/15/1998

CONSULTING & SECRECY AGREEMENTS

Name	Date

Paul Scherer	5/3/93
Kurt M. Korfhage	10/23/95
Bob Gessler & RDC Industries	1/31/95
Ernest Davis - Davis Machinary & Sales, Inc	6/16/93
Kent Godstead	5/7/93
Henry Maupin - Intools Inc.	5/19/93
Bill Roberts - Lextech	6/11/93
John W. Nevil - Northwestern Industrial Specialists	5/28/93
James Smith	5/8/93
RDC Industries	4/6/93
Allen Ziehr, Jr.	5/27/93
Raymond Cooper	4/14/94
Omitech, Inc.	1990
Herman Topolsek - Interactive Designs, Inc.	8/28/90

Schedule 1.1.5

Scheduled Assets

See attached listing which is hereby incorporated by reference herein.

Account Number	Asset Description	Date Acquired	Original Cost	Depreciation through 10/14/04	Net Book Value
Administrative
1615	Desk & Credenza (GLH)	8/4/98	$12,071.00	$11,302.77	$768.23
1615	Freight charge for GLH Furniture	8/4/98	$1,528.19	$1,430.94	$97.25
1615	Office Furniture (GLH)	8/13/98	$1,473.00	$1,379.25	$93.75
1615	Freight for 2 PC Sofa & Chair	8/25/98	$228.79	$214.23	$14.56
1615	Decor Pacage for GLH’s Office	9/26/98	$214.87	$201.19	$13.68
1615	Sony Laptop Computer	4/20/99	$2,452.92	$2,422.81	$30.11
1615	Compaq EVO D510LE P4-2.26/40gb (CLL)	3/11/03	$1,025.15	$463.55	$561.60
			$18,993.92	$17,414.74	$1,579.18
Leashold
1630	Plant Remodeling	3/3/95	$26,136.21	$6,419.17	$19,717.04
1630	Painting-part of factory, offices	3/3/95	$4,618.61	$1,134.38	$3,484.23
1630	Painting	3/10/95	$1,316.63	$323.38	$993.25
1630	Electrical Wiring	3/15/95	$1,727.40	$424.23	$1,303.17
1630	Plant Remodeling	3/31/95	$18,239.22	$4,479.61	$13,759.61
1630	Fee’s and Services re plant remodel	3/31/95	$1,432.68	$351.91	$1 ,080.77
1630	Design fees and drawings	3/31/95	$3,200.00	$785.93	$2,414.07
1630	Dock levelers and Shelters	4/24/95	$5,539.55	$1,348.70	$4,190.85
1630	100’ of 8’ 11.5ga fencing and gate	8/24/98	$1,480.00	$1,385.81	$94.19
1630	8’ x 10’ 432 series overhead door	8/25/98	$3,808.00	$3,565.65	$242.35
1630	Project QD 5113-Reconstruct offices	9/15/98	$68,067.87	$10,609.10	$57,458.77
1630	Carpeting	9/15/98	$4,906.13	$4,593.89	$312.24
1630	Repaint conference room wall	10/18/98	$125.00	$19.25	$105.75
1630	Carpet in Conference Room	10/18/98	$700.00	$655.45	$44.55
1630	Fence for Parts Area	3/1/99	$1,350.00	$1,143.60	$206.40
1630	Advertising Office	3/13/00	$2,200.00	$258.28	$1,941.72
1630	Air Conditioner for front office	7/24/00	$9,372.55	$7,103.08	$2,269.47
1630	Air Conditioner	8/9/00	$6,595.54	$4,998.49	$1,597.05
1630	New Lights for Production Area	7/3/02	$8,000.00	$4,045.05	$3,954.95
1630	Repair metal roof	1/7/04	$3,977.79	$447.16	$3,530.63
1630	Overhead door and ramp	8/11/04	$3,784.00	$425.37	$3,358.63
			$176,577.18	$54,517.49	$122,059.69

Personally owned assets on company premises, not on company books:

All paintings, pictures, wall hangings and other ornamentation at all locations

All equipment, furnishings and other personal property in G. Lyle Habermehl office

All personal property of G. Lyle Habermehl in segregated area of warehouse

AH personal property of employees in their work area (usually readily identifiable as personal, rather than corporate, assets)

Schedule 2.1(a)

QUIK DRIVE

APRIL 30, 2004 FINANCIAL STATEMENT

IN AUDITED STATEMENT FORMAT

April, 2004 Audit format

BALANCE SHEET

Assets

Current assets
Cash	747,736
Accounts receivable	2,656,999
Inventories	2,652,766
Prepaid expense	299,104
Total current assets	6,356,605

Property and equipment, net	819,642
7,176,247

Liabilities and Shareholder’s Equity

Current liabilities
Bank line of credit	311,000
Accounts payable	1,035,627
Accrued expenses and liabilities	308,830
Total current liabilities	1,655,457

Shareholder	1,383,089

Total liabilities	3,038,546

Shareholders equity
Common stock	10,001
Retained earnings	4,127,700
Total shareholder’s equity	4,137,701

7,176,247

STATEMENT OF INCOME AND RETAINED EARNINGS

Net Sales	8,306,948

Cost of sales	4,322,869

Gross profit	3,984,079

Operating expenses
Selling	1,488,551
General and Administrative	440,631
Warehouse and shipping	682,428
Research and development	64,765
2,676,375
Income (loss) from operations	1,307,704

Interest expense	(1,805)
Interest income	2,606
Foreign exchange gain (loss)	(64,779)
Total other	(63,978)

Earnings (loss before income taxes	1,243,726

Income taxes	86,444

Net earnings (loss)	1,157,282

Retained earnings, beginning of period	2,970,418

Retained earnings, end of period	4,127,700

Schedule 3.1.16

No Changes in Law

The Canadian International Trade Tribunal (“CITT”) has determined that there has been dumping and subsidizing of carbon steel or stainless steel fasteners, including screws, originating in or exported from the Peoples Republic of China and Chinese Taipei causing injury to the domestic industry.  The Canada Border Services Agency (“CBSA”) and CITT are continuing the investigation.  If the CBSA confirms that there has been dumping, tariffs may be imposed.

Schedule 5.1.1

Organization

Quik Drive USA is not qualified to do business as a foreign corporation in any state.

Schedule 5.1.2

Capitalization

Company	Shareholder

Quik Drive USA, Inc Authorized – 1,000 shares, no par value 500 shares issued and outstanding	G. Lyle Habermehl

Quik Drive Canada, Inc. Authorized – unlimited shares, no par value 1 share issued and outstanding	G. Lyle Habermehl

Quik Drive Australia Pty Limited Authorized - 1 ordinary share 1 ordinary share issued and outstanding	Quik Drive USA, Inc.

Schedule 5.1.5

Directors and Officers

Quik Drive USA, Inc.
Director	G. Lyle Habermehl
President	G. Lyle Habermehl
CFO & Secretary	C. Leigh Lister
VP- Sales	Kent Gilbert

Quik Drive Canada, Inc.
Director	G. Lyle Habermehl
President	G. Lyle Habermehl
CFO & Secretary	C. Leigh Lister

Quik Drive Australia Pty Limited
Director	G. Lyle Habermehl
Director	John W. Lister
President	G. Lyle Habermehl

Schedule 5.1.6

No Restriction on Transaction

See attached UCC search results reflecting a lien in favor of Bank of America with respect certain of the Assets of Quik Drive USA and Quik Drive Canada.  All such liens will be released on or prior to Closing.

See Schedule 3.1.16 which is hereby incorporated by reference herein.

See Schedule 5.1.7 which is hereby incorporated by reference herein.

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm.R. Snodgrass Tower Nashville, Tennessee 37243 (615) 741-3276

State of Tennessee
Department of State

DATE:    08/13/04

To:

CAPITAL FILING SERVICES

8161 HWY 100

STE 172

NASHVILLE, TN 37221

RE:  UCC11 FILING No. 104045074

Criteria:

Debtor(s)

QUIK*DRIVE*USA*

Pursuant to your request, as search was conducted on the above criteria.  The attached search certificate reflects the results of the search.  If we may be of any further service to you, please contact us at (616) 741-3276.

Enclosures:           Original Documents

PAYMENT INFORMATION:	Paid Fees	Paid Copy Fees

	$15	$0.20

As of 8-12-2004

The Department of State is an equal opportunity, equal access, affirmative action public agency.

REQUEST FOR COPIES OR INFORMATION

#BBS

DEBTOR(S) (LAST NAME FIRST) AND ADDRESS(ES)	PARTY REQUESTING COPIES OR INFORMATION	FOR FILING OFFICER USE
QUIK DRIVE USA, INC.	CFS c/o 8161 HIGHWAY 100, #172 NASHVILLE, TN 37221	RECEIVED – TENDERED FOR FILING TENNESSEE SECRETARY OF STATE 08/13/04 02:35 PM
any address $50 copy limit - if over, please provided list only		104–045074

(1) COPY REQUEST: Filing officer please furnish exact copies of all financing statements and statements of assignment listed below, which are on file with your office. Upon receipt of these copies, the undersigned party agrees to pay to the Filing Officer $1.00 for each page of each financing statement or statement of assignment furnished by the Filing Officer.

/s/ Peter Moelius
(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

(2) INFORMATION REQUEST: Filing officer please furnish certificate showing whether there is on file as of                              , 19         , at                 M. any presently effective financing statement, or any statement of assignment thereof, naming the above debtor, give the date and hour of filing of each such statement, and the name and addresses of each party named therein.  Enclosed is the statutory fee of $15.00.  The undersigned party further agrees to pay to the Filing Officer, upon receipt of the above certificate, statement and each statement of assignment reported on the certificate.

(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

Uniform Commercial Code — Form UCC 11 (Revised for use in the State of Tenn.)

Riley C. Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm.R. Snodgrass Tower Nashville, Tennessee 47243 (615) 741-3276

State of Tennessee
Department of State

DATE: 08/13/04	Search Certificate

Filing Number: 101012275	Filing Date & Time: 01/09/01	10:16:00	Lapse Date: 01/09/06

Debtor:	QUIK DRIVE USA INC
436 CALVERT DRIVE
GALLATIN, TN 37066

Debtor:	QUIK DRIVE USA INC
436 CALVERT DRIVE
GALLATIN, TN 37066

Secured Party:	BANK OF AMERICA, NA
ONE BANK OF AMERICA PLAZA
NASHVILLE, TN, 37239

Listing of Related UCC Documents for 101012275

Filing Date & Time	Filing Number	Filing Type

03/09/01 09:47:00	301069366	Amendment

1

[ILLEGIBLE]		THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain in effective, with certain exceptions, for 5 years from date of filing.

RECEIVED - TENDERED FOR FILING TENNESSEE SECRETARY OF STATE 01/09/01 10:16 AM 101-012275

A. NAME & TEL # OF CONTACT AT FILER (optional)	B. FILING OFFICE ACCT. # [optional]

C. RETURN COPY TO : (Name of the mailing address)

Bank of America, N.A. One Bank of America Plaza Nashville, TN, 37239

D. OPTIONAL DESIGNATION [ILLEGIBLE] ☐ LESSOR/LESSEE ☐ CONSIGNOR/CONSIGNEE ☐ NON-UCC FILING

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
OR	1a. ENTITY’S NAME Quik Drive Inc. U.S.A., Inc. and Quik Drive Canada, Inc

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS 436 Calvert Drive			CITY GALLATIN	STATE TN	COUNTRY	POSTAL CODE 37066

1d. S.S. OR TAX I.D. # 511196020	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR)	1e. TYPE OF ENTITY	1f. ENTITY STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATIONAL If any ☐ NONE

2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name
OR	2.a. ENTITY NAME
2.b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2 c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

2.d. S.S. OR TAX I.D. #	OPTIONAL [ILLEGIBLE] ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATIONAL If any ☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME – Insert only one secured party name (3a or 3b)
OR	3.a. ENTITY’S NAME Bank of America, N.A.
	3.b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3 c. MAILING ADDRESS One Bank of America Plaza		CITY Nashville	STATE TN	COUNTRY	POSTAL CODE ?

4. This FINANCING STATEMENT covers the following types of items of property:
All Accounts and Inventory; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is $1,000,000.00

5.	CHECK BOX (if applicable) ☐	[ILLEGIBLE]	7. If filed in Florida (check one)
			☐ DOCUMENTARY STAMP TAX PAID	☒	DOCUMENTARY STAMP TAX NOT APPLICABLE
6. REQUIRED SIGNATURES /s/ LYLE HABERMEHL		8.☐	[ILLEGIBLE]
LYLE HABERMEHL		9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) ( ADDITIONAL FEE)
		(optional)	☐ All Debtors	☐ Debtor 1	☐ Debtor 2

CFI ProServices, Inc. 400 S.W. 5th Avenue, Portland, Oregon 97204
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT ( FORM UCC1) (TRANS) (REV 12/18/95)

[ILLEGIBLE]		THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain in effective, with certain exceptions, for 5 years from date of filing.

RECEIVED - TENDERED FOR FILING TENNESSEE SECRETARY OF STATE 01/09/01 10:16 AM

A. NAME & TEL # OF CONTACT AT FILER (optional)	B. FILING OFFICE ACCT. # [optional]	301–069366

C. RETURN COPY TO : (Name of the mailing address)

Bank of America, N.A. FLS-100–02–0? ucc 3 amendment P.O. Box 40328 Jacksonville, FL 3???-0??9

D. OPTIONAL DESIGNATION [ILLEGIBLE] ☐ LESSOR/LESSEE ☐ CONSIGNOR/CONSIGNEE ☐ NON-UCC FILING		File # 101012275

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
OR	1a. ENTITY’S NAME Quik Drive Inc. U.S.A., Inc. and Quik Drive Canada, Inc

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS 436 Calvert Drive			CITY GALLATIN	STATE TN	COUNTRY	POSTAL CODE 37066

1d. S.S. OR TAX I.D. # ??-1196020	OPTIONAL INFO RE ENTITY DEBTOR)	1e. TYPE OF ENTITY Corporation	1f. ENTITY STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATIONAL If any ☒ NONE

2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name
OR	2.a. ENTITY NAME
2.b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2 c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

2.d. S.S. OR TAX I.D. #	OPTIONAL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATIONAL If any ☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME – Insert only one secured party name (3a or 3b)
OR	3.a. ENTITY’S NAME Bank of America, N.A.
	3.b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX

3 c. MAILING ADDRESS FLS-100–02–0?, One Bank of America Plaza		CITY Nashville	STATE TN	COUNTRY	POSTAL CODE 37239

4. This FINANCING STATEMENT covers the following types of items of property:
All Inventory and Accounts; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

This Filing is to increase indebtedness evidenced by original filing #101012275 dated 1/9/01 currently at $1,000,000.00
Maximum principal indebtedness for Tennessee recorded tax purpose is $1,000,000

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is $2000000.00.

5.	CHECK BOX (if applicable) ☐	[ILLEGIBLE]	7. If filed in Florida (check one)
			☐	DOCUMENTARY STAMP TAX PAID	☒	DOCUMENTARY STAMP TAX NOT APPLICABLE
6. REQUIRED SIGNATURES /s/ LYLE HABERMEHL		8.☐		[ILLEGIBLE]
LYLE HABERMEHL		9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) ( ADDITIONAL FEE)
		(optional)	☐ All Debtors		☐ Debtor 1	☐ Debtor 2

[ILLEGIBLE] Incorporated, 400 S.W. 5th Avenue, Portland, Oregon 97204
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT ( FORM UCC1) (TRANS) (REV 12/18/95)

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm. R. Snodgrass Tower Nashville, Tennessee 37243
	State of Tennessee	(615) 741-3276
Department of State

DATE:  08/13/04

To:
CAPITAL FILING SERVICES
8161 HWY 100
STE 172
NASHVILLE, TN 37221

RE:  UCC11 FILING No.  104045072

Criteria:

Debtor (s)

QUIK*DRIVE*AUSTRALIA*

Pursuant to your request, a search was conducted on the above criteria. The records of this office do not reflect an active financing statement on the above criteria. If we may be of an further service to you, please contact us at (615) 741-3276.

Enclosures:	Original Documents

PAYMENT INFORMATION:	Paid Fees	Paid Copy Fees

	$15	$0.00

As of 8-12-2004

The Department of State is an equal opportunity, equal access, affirmative action public agency.

REQUEST FOR COPIES OR INFORMATION

#BBS
DEBTOR(S) (LAST NAME FIRST) AND ADDRESS(ES) QUIK DRIVE AUSTRALIA, INC. any address $ 50 copy limit - if over, please provide list only	PARTY REQUESTING COPIES OR INFORMATION CFS c/o 8161 HIGHWAY 100, #172 NASHVILLE, TN 37221	FOR FILING OFFICER USE

RECEIVED – TENDERED FOR FILING
TENNESSEE SECRETARY OF STATE
08/13/04 02:35 PM
104 – 045072

(1) COPY REQUEST: Filing officer please furnish exact copies of all financing statements and statements of assignment listed below, which are on file with your office.  Upon receipt of these copies, the undersigned party agrees to pay to the Filing Officer $1.00 for each page of each financing statement or statement of assignment furnished by the Filing Officer.

/s/ Peter Moelius
(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

(2) INFORMATION REQUEST: Filing officer please furnish certificate showing whether there is on file as of                       , 19         , at                        M, any presently effective financing statement, or any statement of assignment thereof, naming the above debtor, give the date and hour of filing of each such statement, and the names and addresses of each party named therein.  Enclosed is the statutory fee of $15.00.  The undersigned party further agrees to pay to the Filing Officer, upon receipt of the above certificate, statement and each statement of assignment reported on the certificate.

(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

Uniform Commercial Code — Form UCC 11 (Revised for use in the State of Tenn.)

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm. R. Snodgrass Tower Nashville, Tennessee 37243 (615) 741-3276
State of Tennessee
Department of State

DATE:  08/13/04

To:
CAPITAL FILING SERVICES
8161 HWY 100
STE 172
NASHVILLE, TN 37221

RE:    UCC11 FILING No. 104045073

Criteria:

Debtor (s)

QUIK*DRIVE*CANADA*

Pursuant to your request, a search was conducted on the above criteria. The attached search certificate reflects the results of the search. If we may be of any further service to you, please contact us at (615) 741-3276.

Enclosures:          Original Documents

PAYMENT INFORMATION:	Paid Fees	Paid Copy Fees

	$15	$0.20

As of 872-2004

The Department of State is an equal opportunity, equal access, affirmative action public agency.

REQUEST FOR COPIES OR INFORMATION

#BBS
DEBTOR(S) (LAST NAME FIRST) AND ADDRESS(ES) QUIK DRIVE CANADA, INC. any address $ 50 copy limit - if over, please provide list only	PARTY REQUESTING COPIES OR INFORMATION CFS c/o 8161 HIGHWAY 100, #172 NASHVILLE, TN 37221	FOR FILING OFFICER USE

RECEIVED – TENDERED FOR FILING
TENNESSEE SECRETARY OF STATE
08/13/04 02:35 PM
104 – 045073

(1) COPY REQUEST: Filling officer please furnish exact copies of all financing statements and statements of assignment listed below, which are on file with your office.  Upon receipt of these copies, the undersigned party agrees to pay to the Filing Officer $1.00 for each page of each financing statement or statement of assignment furnished by the Filing Officer.

/s/ Peter Moelius
(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

(2) INFORMATION REQUEST: Filing officer please furnish certificate showing whether there is on file as of                 , 19      , at                                  M, any presently effective financing statement, or any statement of assignment thereof, naming the above debtor, give the date and hour of filing of each such statement, and the names and addresses of each party named therein.  Enclosed is the statutory fee of $15.00.  The undersigned party further agrees to pay to the Filing Officer, upon receipt of the above certificate, statement and each statement of assignment reported on the certificate.

(Signature of Requesting Party)

FILE NO.	DATE AND HOUR OF FILING	NAME AND ADDRESS OF SECURED PARTY

Uniform Commercial Code — Form UCC 11 (Revised for use in the State of Tenn.)

Riley C Darnell Secretary of State		Uniform Commercial Code 312 Eighth Avenue North 6th Fl. Wm.R. Snodgrass Tower Nashville, Tennessee 37243- (615) 741-3276
State of Tennessee
Department of State

Date: 08/13/04	Search Certificate

Filing Number: 101012275	Filling Date & Time: 01/09/01	10:16:00	Lapse Date: 01/09/06

Debtor:	QUIK DRIVE USA INC
436 CALVERT DRIVE
GALLATIN, TN, 37066

Debtor:	QUIK DRIVE CANADA INC
436 CALVERT DRIVE
GALLATIN, TN, 37066

Secured Party:	BANK OF AMERICA N A
ONE BANK OF AMERICA PLAZA
NASHVILLE, TN, 37239

Listing of Related UCC Documents for 101012275

Filing Date & Time	Filing Number	Filing Type

03/09/01 09:47:00	301069366	Amendment

[ILLEGIBLE]		THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain in effective, with certain exceptions, for 5 years from date of filing.

RECEIVED - TENDERED FOR FILING TENNESSEE SECRETARY OF STATE 01/09/01 10:16 AM 101-012275

A. NAME & TEL # OF CONTACT AT FILER (optional)	B. FILING OFFICE ACCT. # [optional]

C. RETURN COPY TO : (Name of the mailing address)

Bank of America, N.A. One Bank of America Plaza Nashville, TN, 37239

D. OPTIONAL DESIGNATION [ILLEGIBLE] ☐ LESSOR/LESSEE ☐ CONSIGNOR/CONSIGNEE ☐ NON-UCC FILING

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
OR	1a. ENTITY’S NAME Quik Drive Inc. U.S.A., Inc. and Quik Drive Canada, Inc

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS 436 Calvert Drive			CITY GALLATIN	STATE TN	COUNTRY	POSTAL CODE 37066

1d. S.S. OR TAX I.D. # 511196020	OPTIONAL INFO RE ENTITY DEBTOR)	1e. TYPE OF ENTITY	1f. ENTITY STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATIONAL If any ☐ NONE

2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name
OR	2.a. ENTITY NAME
2.b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2 c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

2.d. S.S. OR TAX I.D. #	OPTIONAL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATIONAL If any ☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME – Insert only one secured party name (3a or 3b)
OR	3.a. ENTITY’S NAME Bank of America, N.A.
	3.b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3 c. MAILING ADDRESS One Bank of America Plaza		CITY Nashville	STATE TN	COUNTRY	POSTAL CODE ?????

4. This FINANCING STATEMENT covers the following types of items of property:
All Accounts and Inventory; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is $1,000,000.00

5.	CHECK BOX (if applicable) ☐	[ILLEGIBLE]	7. If filed in Florida (check one)
			☐ DOCUMENTARY STAMP TAX PAID	☒	DOCUMENTARY STAMP TAX NOT APPLICABLE
6. REQUIRED SIGNATURES /s/ LYLE HABERMEHL		8.☐	[ILLEGIBLE]
LYLE HABERMEHL		9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) ( ADDITIONAL FEE)
		(optional)	☐ All Debtors	☐ Debtor 1	☐ Debtor 2

CFI ProServices, Inc. 400 S.W. 5th Avenue, Portland, Oregon 97204
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT ( FORM UCC1) (TRANS) (REV 12/18/95)

[ILLEGIBLE]		THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain in effective, with certain exceptions, for 5 years from date of filing.

RECEIVED - TENDERED FOR FILING TENNESSEE SECRETARY OF STATE 03/09/01 09:47 AM 301-069366

A. NAME & TEL # OF CONTACT AT FILER (optional)	B. FILING OFFICE ACCT. # [optional]

C. RETURN COPY TO : (Name of the mailing address)

Bank of America, N.A. FL9–100–02–08 P.O.Box 40329 Jacksonville, FL 32203–0329

D. OPTIONAL DESIGNATION [ILLEGIBLE] ☐ LESSOR/LESSEE ☐ CONSIGNOR/CONSIGNEE ☐ NON-UCC FILING		File # 101012275

1. DEBTOR’S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
OR	1a. ENTITY’S NAME Quik Drive Inc. U.S.A., Inc. and Quik Drive Canada, Inc

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS 436 Calvert Drive			CITY GALLATIN	STATE TN	COUNTRY	POSTAL CODE 37066

1d. S.S. OR TAX I.D. # 51–1195020	OPTIONAL ADD’NL INFO ENTITY DEBTOR Corporation	1e. TYPE OF ENTITY	1f. ENTITY STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATIONAL If any ☒ NONE

2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - INSERT ONLY ONE DEBTOR NAME
OR	2.a. ENTITY NAME
2.b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2 c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

2.d. S.S. OR TAX I.D. #	OPTIONAL ADD’NL INFO ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATIONAL If any ☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME – Insert only one secured party name (3a or 3b)
OR	3.a. ENTITY’S NAME Bank of America, N.A.
	3.b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3 c. MAILING ADDRESS [ILLEGIBLE] One Bank of America Plaza		CITY Nashville	STATE TN	COUNTRY	POSTAL CODE 37239

4. This FINANCING STATEMENT covers the following types of items of property:
All Inventory and Accounts; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

This Filing is to increase indebtedness evidenced by original filing #101012275 dated 1/9/01 currently at $1,000,000.00
Maximum Principal Indebtedness for Tennessee recorded tax purpose is $1,000,000

Maximum Principal Indebtedness for Tennessee Recording Tax Purposes is $1,000,000.00

5.	CHECK BOX (if applicable) ☐	[ILLEGIBLE]	7. If filed in Florida (check one)
			☐ DOCUMENTARY STAMP TAX PAID	☒	DOCUMENTARY STAMP TAX NOT APPLICABLE
6. REQUIRED SIGNATURES /s/ LYLE HABERMEHL		8.☐	[ILLEGIBLE]
LYLE HABERMEHL		9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) ( ADDITIONAL FEE)
		(optional)	☐ All Debtors	☐ Debtor 1	☐ Debtor 2

CONCENTREX Incorporated. 400 S.W. 5th Avenue, Portland, Oregon 97204
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT ( FORM UCC1) (TRANS) (REV 12/18/95)

Schedule 5.1.7

No Conflicts

The following agreements require consent to assignment:

Nick and Tina Andriopoulos	Lease with Quik Drive USA	8/25/2003
Losee Business Center, LLC	Quik Drive U.S.A, Inc. - Las Vegas Warehouse-Addendum 1	7/29/2004
Glen Corporation	Quik Drive Canada, Inc.	4/19/2004
Do it Best Corporation	Terms & Conditions	3/7/2000
Amazon.com	Vendor Buying Agreement	3/4/2004
Ace Hardware Corporation	Electronic Payments Agreement	7/21/2004
Lowe’s Company	Master Standard Buying Agreement
Lowe’s Company	Vendor Buying Agreement	10/6/2003
Lowe’s Company	Electronic Payments Agreement	3/23/2004
Lowe’s Company	Supplier Support Commitment Form	12/31/2003
Lowe’s Company	Rebate Schedule	1/1/2004
Zina International - QVC	Marketing & Sales Agreement	8/1/2002
Exhomde, LLC - Home Depot	Marketing & Sales Agreement	1/10/2000
NHS 2005	Exhibit Space Contract	7/24/2004
Orgill, Inc.	Exhibit Space Contract	8/12/2004
Do it Best Market	Exhibit Space Contract	6/10/2004
Batimat 2005	Exhibit Space Contract	8/10/2004
Hitachi Power Tools	Confidential Disclosure Agreement
Sumner Regional Health Systems, Inc.	Corporate Health Management	8/8/1997
Porter Cable Corporation	Exclusive Patent License Agreement	2/18/1997
James Hardie Research Pty LTD	Consent to Use Trademark in Advertising Agreement	12/1/2000
Enterprise	Vehicle Lease	7/20/2000
UPS Online WorldShip	Support Equipment Agreement	7/3/2001
Sprint	Centurion Service Agreement-Phones	12/17/2001
Bellsouth Business Internet Services	Master Agreement	7/2/2003
AT&T	Master Agreement	7/15/2003
Pitney Bowes Credit Corp.	Series Agreement	12/1/2003
T Mobile	Standard Service Agreement	6/16/2004
Verizon Wireless	Service Agreement	9/3/2003
Federal Express Canada Ltd.	Thermal Printer License	12/4/2003
American Express/Canadian Imperial Bank of Commerce	Merchant Card Service Agreement	09/12/2003
Bank of America	Merchant Card Service Agreement	2/7/2001
Dun & Bradstreet	D & B zapdata MarketPlace Services Agreement and Master Agreement	9/8/2004
Paychex	Electronic Network Services Agreement
BFI	Service Agreement	8/21/2002

The following contract requires notice upon assignment:

K.TICHO Supply Agreement dated October 23, 2002

The City of North Las Vegas requires Quik Drive USA to have a business license to operate there.  The license is not transferable.

Under Canadian law, Quik Drive Canada is required to give notice, or pay in lieu of notice, to Canadian employees of termination of employment.

Sellers make no representation or warranty regarding the Investment Canada Act or Competition Act.

The Sales Executive Employment Agreement dated July 1, 2003, between Quik Drive USA and Dan Burkhart provides that if Mr. Burkhart is not offered comparable employment by the purchaser of all or substantially all of Quik Drive USA’s assets, Mr. Burkhart will be entitled to one year’s annual base salary.

Schedule 5.1.11

Validity of Contracts

Manulife Financial	Contract proposal	7/19/2004
Paychex	Estimated Fee Schedule	7/26/2001
Prudential Financial	Request to Participate as Subscriber	7/15/2004
Guardian	Plan Agreement	8/1/2004
C&J Consulting	Administration Agreement	5/25/2001
G. Lyle Habermehl	Quik Drive USA, Inc. - Gallatin Location	1/1/1995

Schedule 5.1.13

Cover /Index Page

This Schedule 5.1.13 includes:

1.               Patents Table

2.               Trade Marks Table

3.               Trade Names List

4.               Designs Table

5.               Copyright List

6.               List of Exceptions under Section 5.1.13

7.               “Off-the-Shelf” Commercially Available Software Programs

October 6, 2004

Schedule 5.1.13	Patents Table

QUIK DRIVE USA INC. Patents

Title	Country	SeriaNr	PatentNr	Code
Advance Mechanism for Collated Screwdriver	US	08/771962	5870933
Advance Mechanism for Collated Screwdriver	AU	94122/98	756804
Advance Mechanism for Collated Screwdriver	EP	98309551.4	1004404 B1
Advance Mechanism for Collated Screwdriver	DE	69818835.7	69818835.7
Advance Mechanism for Collated Screwdriver	UK	98309551.4	1004404
Advanced Mechanism for Collated Screwdriver	CA	2254416
Arrow Head Screwstrip	US	09/702541	6494322
Arrow Head Screwstrip	CA	2360178		OA
Autofeed Screwdriver for Screws With Flat Head Bottoms	CA	2329285
Autofeed Screwdriver for Screws With Flat Head Bottoms	US	09/663408	6601480
Autofeed Screwdriver for Screws With Flat Head Bottoms	GB	0122386.6	2367779
Autofeed Screwdriver for Screws With Flat Head Bottoms	DE	10145703.0		OA
Collated Drywall Screws	CA	2182856
Collated Drywall Screws	US	08/871659	5921736
Collated Drywall Screws	US	08/081829	5622024
Collated Screw Strip With Support Surface	US	08/879910	5819609
Double Arm Pawl for Autofeed Screwdriver	CA	2324627
Double Arm Pawl for Autofeed Screwdriver	US	09/694910	6439085
Driver for Screws Carrying Washers	CA	2325281		OA
Driver for Screws Carrying Washers	US	08/786662	5943926
Exit Locating Collated Screw Strip and Screwdrivers Therefore	US	08/233,909		AB
Exit Locating Collated Screw Strip and Screwdrivers Therefore	PC	CA95/00253		AB
Exit Locating Collated Screw Strip and Screwdrivers Therefore	US	08/545399	5699704
Exit Locating Collated Screw Strips and Screwdrivers Therefore	CA	2189026	2189026
Exit Locating Screwdriver	US	09/535783		AB
Exit Locating Screwdriver	US	09/140218	6055891
False Thread Screw and Screwstrip	US	09/343796	6074149
Fastener Retaining Nosepiece for Screwdrivers	CA	2324742
Fastener Retaining Nosepiece for Screwdrivers	US	09/694912	6363818
Fastener with Stepped Head for Composite Decking	US	10/269906
Fastener With Stepped Head for Composite Decking	AU	2003248195
Fastener With Stepped Head for Composite Decking	CA	2441715		OA
Finger Release Mechanism for Collated Strip Screwdriver	CA	2161591	2161591
Finger Release Mechanism for Collated Strip Screwdriver	US	08/331729	5570618
Hand Held Power Tool	PC	CA96/00876		AB
Hand Held Power Tool	US	08/577023		AB
Hand Held Power Tool	US	09/108578	6058815
Hand Held Power Tool	CH	96942213.8	0868265	AB
Hand Held Power Tool	BE	96942213.8	0868265	AB
Hand Held Power Tool	FR	96942213.8	0868265	AB
Hand Held Power Tool	DE	69603751.3	69603751.3

Title	Country	SeriaNr	PatentNr	Code
Hand Held Power Tool	GB	96942213.8	0868265
Hand Held Power Tool	IT	96942213.8	0868265	AB
Hand Held Power Tool	SE	96942213.8	0868265
Hand Held Power Tool	CA	2238318		OA
Hand Held Power Tool	AU	11356/97	728305
Hand Held Power Tool	EP	96942213.8	0868265
Holding Strap for Curved Screwstrip	US	10/738121		OA
Holding Strap for Curved Screwstrip	CA	2459089		OA
Lockable Telescoping Screwdriver	DE	19882991.4		OA
Lockable Telescoping Screwdriver	JP	2000-545677		OA
Lockable Telescoping Screwdriver	US	09/673917	6647836
Lockable Telescoping Screwdriver	US	08/741278	5855151
Lockable Telescoping Screwdriver	CA	2219259	2219259
Lockable Telescoping Screwdriver	PC	CA98/00432		AB
Power Drill Housing Extension Coupling	US	09/091816	6109145
Power Drill Housing Extension Coupling	EP	96942214.6	0873221 B1
Power Drill Housing Extension Coupling	AU	11357/97	716274
Power Drill Housing Extension Coupling	JP	523935/97
Power Drill Housing Extension Coupling	CA	2238268	2238268
Power Drill Housing Extension Coupling	US	08/579284	5662011
Power Drill Housing Extension Coupling	PC	CA96/00877		AB
Power Drill Housing Extension Coupling	BE	96942214.6	0873221	AB
Power Drill Housing Extension Coupling	FR	96942214.6	0873221	AB
Power Drill Housing Extension Coupling	DE	69604090.5	69604090.5
Power Drill Housing Extension Coupling	GB	96942214.6	0873221
Power Drill Housing Extension Coupling	IT	96942214.6	0873221	AB
Power Drill Housing Extension Coupling	SE	96942214.6	0873221
Power Drill Housing Extension Coupling	CH	96942214.6	0873221	AB
Replaceable Bit Screwdriver Assembly	US	08/673615		AB
Replaceable Bit Screwdriver Assembly	US	08/673615	5918512
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	EP	95916542.4	0805736
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	AU	23014/95	681026	AB
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	CA	2189027		OA
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	FR	95916542.4	0805736	AB
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	DE	69506587.4	0805736
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	GB	95916542.4	0805736
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	CH	95916542.4	0805736	AB
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	PC	CA95/00252		AB
Screw Strip with Overlapping Washers, and Method and Apparatus for Installation	US	08/234,333	5542323
Screw Strip with Washers	CA	602955	1297451
Screw Strip with Washers	US	07/414,514	4930630
Screwdriver for Joining Metal Framing	US	09/140508	6085616
Screwdriver Replaceable Bit Assembly	us	044,956	5351586
Screwdriver Replacement Bit Assembly	CA	2275133	2275133
Screwdriver With Dual Cam Slot for Collated Screws	CA	2312292	2312292
Screwdriver With Dual Cam Slot for Collated Screws	JP	11-505167		OA
Screwdriver With Dual Cam Slot for Collated Screws	EP	98929177.8	0991502 B1

Title	Country	SeriaNr	PatentNr	Code
Screwdriver With Dual Cam Slot for Collated Screws	AU	79033/98	740659
Screwdriver With Dual Cam Slot for Collated Screws	CA	2293615	2293615
Screwdriver with Dual Cam Slot for Collated Screws	FR	98929177.8	0991502	AB
Screwdriver with Dual Cam Slot for Collated Screws	DE	69807692.3	69807692.3
Screwdriver with Dual Cam Slot for Collated Screws	SE	98929177.8	0991502
Screwdriver with Dual Cam Slot for Collated Screws	CH	98929177.8	0991502	AB
Screwdriver with Dual Cam Slot for Collated Screws	GB	98929177.8	0991502
Screwdriver with Dual Cam Slot for Collated Screws	US	10/689466
Screwdriver With Dual Cam Slot for Collated Screws	US	08/882323	5934162
Screwdriver With Dual Cam Slot for Collated Screws	US	09/313848	6089132
Screwdriver with Dual Cam Slot for Collated Screws	US	10/252751		AB
Screwdriver With Dual Cam Slot for Collated Screws	PC	CA98/00601		AB
Screwdriver with Replaceable Bit Assembly	PC	94-00209		AB
Screwdriver with Replaceable Bit Assembly	US	08/225949	5531143
Screwdriver with Replaceable Bit Assembly	JP	06-522576	3506337
Screwdriver with Replaceable Bit Assembly	CA	2160001	2160001
Screwdriver with Replaceable Bit Assembly	GB	94913466.2	0693018
Screwdriver with Replaceable Bit Assembly	FR	94913466.2	0693018	AB
Screwdriver With Replaceable Bit Assembly	AU	65618/94	676044
Screwdriver With Replaceable Bit Assembly	EP	94913466.2	0693018 B1
Screwdriver with Replaceable Bit Assembly	DE	69407775.5-8	69407775.5
Screwdriver with Replaceable Nose for Collated Screws	US	08/511945	5568753
Screwdriver with Replaceable Nose for Collated Screws	FR	96112745.3	0757935	AB
Screwdriver with Replaceable Nose for Collated Screws	DE	69601333.9	69601333.9
Screwdriver with Replaceable Nose for Collated Screws	IT	96112745.3	0757935	AB
Screwdriver with Replaceable Nose for Collated Screws	SE	96112745.3	0757935	AB
Screwdriver with Replaceable Nose for Collated Screws	CH	96112745.3	0757935	AB
Screwdriver with Replaceable Nose for Collated Screws	GB	96112745.3	0757935
Screwdriver with Replaceable Nose for Collated Screws	JP	8-226059
Screwdriver with Replaceable Nose for Collated Screws	EP	96112745.3	0757935 B1
Screwdriver with Replaceable Nose for Collated Screws	AU	61924/96	702558
Screwdriver with Replaceable Nose for Collated Screws	CA	2182765
Screwdriver With Shoe Guided Slide Body	US	09/517771	6244140 B1
Screwdriver With Dual Cam Slot for Collated Screws	US	09/843544	6453780 B2
Screwdriver with Slotted Nose for Collated Screws	US	08/673398	5927163
Screwdriver With Slotted Nose for Collated Screws	CA	2207647		OA
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	US	08/018897	5337635
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	JP	06-518505	3524924
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	AU	60347/94	682678
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	EP	94 906 808.4	0684894 B1
Screwdriving Apparatus for Use in Driving Screws	CA	2156276	2156276

Title	Country	SeriaNr	PatentNr	Code
Joined Together in a Strip
Screwdriving Apparatus for Use In Driving Screws..	PC	94-00082		AB
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	US	08/198129	5469767
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	FR	94906808.4	0684894	AB
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	DE	69406532.3	69406532.3
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	GB	94906808.4	0684894
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	IT	94906808.4	0684894	AB
Screwdriving Apparatus for Use in Driving Screws Joined Together in a Strip	CH	94906808.4	0684894	AB
Semi-Automatic Screwdriver for Collated Screws	CA	2327583		AB
Semi-Automatic Screwdriver for Collated Screws	US	09/453004	6164170
Socket for Lever Removal of Screwdriver Bit	AU	59417/96	679486
Socket for Lever Removal of Screwdriver Bit	US	08/673611		AB
Socket for Lever Removal of Screwdriver Bit	US	09/006401	5884541
Socket for Lever Removal of Screwdriver Bit	CA	2275131	2275131
Split Nosepiece for Driving Collated Screws	US	10/291248
Split Nosepiece for Driving Collated Screws	PC	CA03/01725		OA
Split Nosepiece for Driving Collated Screws	US	Unknown (filed 8/31/04)
Supporting Deflective Screwstrip	CA	2207763	2207763
Supporting Deflective Screwstrip	US	08/754543	5758768
Toeing Nosepiece for Screwdrivers	US	09/694902	6425306
Toeing Nosepiece for Screwdrivers	CA	2324623

Schedule 5.1.13 Trade Marks Table

QUIK DRIVE USA INC. Trade Marks

Trademark	Country	Serial Nr	Reg Nr	Code
QUIK DRIVE	AR	2.270.689		AB
QUIK DRIVE (Class 7)	AR	2.270.690		AB
QUIK DRIVE (Class 7)	AU	714755	714755
QUIK DRIVE (Class 6)	AU	703514	703514
QUIK DRIVE (Class 6)	AU	714754	714754
QUIK DRIVE (Class 7)	BR	822783231		NUC
QUIK DRIVE (Class 6)	BR	822783223		NUC
BANANA	CA	1180441		OA
QUIKSTRIP	CA	814998	TMA 513984	NUC
QUIKDRIVER	CA	1159962	TMA 612070
QD2000	CA	826576	TMA 481523
QUIKDRIVER DESIGN	CA	765083	TMA 482906
QUIK DRIVE	CA	617765	TMA 369470
QUIK DRIVE	CA	767016	TMA 455959
COIL-SCRU	CA	767015	TMA 451607
THE COLOUR “YELLOW”	CA	855542	TMA 533331
QD	CA	864308	TMA 539044
QUIK DRIVE & DESIGN	CA	669112	TMA 399584
QUIKSTRIP (Class 6)	CT	1524131	1524131	NUC
QUIKDRIVER & DESIGN	CT	1523901	1523901
QUIK DRIVE (Classes 6, 7)	CT	375634	375634
QUIK DRIVE (Class 7)	JP	102190/1996	4162603	NUC
QUIK DRIVE (Classes 6, 7)	JP	102189/1996	4184722	NUC
QUIK DRIVE (Classes 6, 7)	KP	2000-0013491	498836	NUC
QUIK DRIVE	NO	2000 01585	208436
QUIKDRIVER & DESIGN	NO	2000 01587	208437
QUIKSTRIP	NO	2000 01586	205419	NUC
QUIK DRIVE	NZ	262876	262876
BANANA	US	76/533522		OA
QUIK DRIVE	US	75/171485	2133981
QUIKSTRIP	US	75/135151	2129515	NUC
QUICK/DRIVER 6	US	74/426304	1943366	AB
QUIKDRIVER DESIGN	US	74/521911	2014146
QUICK/DRIVER 8	US	74/426369	1930508	AB
QUICK/DRIVER 10	US	74/425767	1930507	AB
QUIKDRIVER	US	76/480910	2786131
THE COLOUR “YELLOW”	US	75/414639	2655212
QUIK DRIVE	US	764973	1544189
QD2000	US	75/204197	2147335
COIL-SCRU	US	74/602233	1967998
QD	US	75/409138	2430220

Schedule 5.1.13 Trade Name List

QUIK DRIVE USA INC. Trade Names

Trade Names / Fictitious business names:

QUIK DRIVE

QUIK DRIVE USA

QUIK DRIVE CANADA

QUIK DRIVE AUSTRALIA

quikdrive.com

www.quikdrive.com and other similar domain names

Unregistered Trade Marks/ Service Marks:

QD PRO

Schedule 5.1.13 Designs Table

QUIK DRIVE USA INC. Designs

Title	Country	Serial Nr	Reg Nr

Screwdriving Tool for Collated Fasteners	US	29/063864	391135
Screwdriving Tool for Collated Fasteners	CA	1997-1113	82461
Screwstrip	US	29/131969	469344

Schedule 5.1.13 Copyright List

QUIK DRIVE USA INC. Copyrights

Unregistered Copyrights in advertising and promotional materials, website www.quikdrive.com, instructional materials and manuals for products, product packaging, including, but not limited to, the following U.S. Copyright Applications:

No.	Title	Year creation completed	Date First Published
1.	QD PRO MANUAL	2003	October 1, 2003
2.	QD 2000 SDS MANUAL	2004	July 1, 2004
3.	QDA 158 MANUAL	2004	August 1, 2004
4.	QDA 158 Spec Sheet	2004	August 1, 2004
5.	PRO 175G2 Spec Sheet	2004	July 1, 2004
6.	PRO 200G2 Spec Sheet	2004	September 15, 2004
7	PRO 250G2 Spec Sheet	2004	September 16, 2004
8.	PRO 300G2 Spec Sheet	2004	September 16, 2004
9.	QD PROLDH Spec Sheet	2004	August 9, 2004
10.	QD PRORF Spec Sheet	2003	July 1, 2003
11.	QD PRO Attachment Spec Sheets	2003	July 1, 2003
12.	QD2000 SDS Spec Sheet	2004	August 26, 2004
13.	QD2000F Spec Sheet	2004	August 4, 2004
14.	SDS Cordless Spec Sheet	2004	July 20, 2004
15.	Easy fix for squeaky floor Flyer	2004	April 3, 2004
16.	FastPitch Specialty Fasteners Flyer	2002	July 2, 2002
17.	Recommended Fasteners for Hardibacker® Ceramic Tile Backerboard Flyer	2002	July 2, 2002
18.	Approved System For High Density OSB Flyer	2004	August 20, 2004
19.	Deck / Dock Screws Flyer	2004	August 15, 2004
20.	QD PRO175G2 & QD PRO250G2 Schematic	2001	September 15, 2001
21.	QD PRO200G2 Schematic	2001	September 15, 2001
22.	QD 2000 SDS G2 Schematic	2001	September 15, 2001
23.	Screw Box Labelling for Straight screwstrip	2003	January 1, 2003
24.	Screw Box Labelling for Curved Screwstrip	2004	April 15, 2004
25.	Tool box label for QD PROGT	2004	September 22, 2004
26.	Package Label for QuikDriver	2003	April 15, 2003

Schedule 5.1.13	List of Exceptions under Section 5.1.13:

1.	Confidential Settlement and Mutual Release Agreement effective 10-15-2003 with Anchor Distributing, Inc. (G2145/28)

2.	Confidential Settlement and Mutual Release Agreement effective 11-14-2003 with Universal Fastener Outsourcing, LLC (G2145/29)

3.	Settlement Agreement with Crispo Canada Inc. dated March 10, 2004.

4.	Settlement Agreement with Evolution Fasteners Inc. dated October 10, 2002.

5.	Quik Drive / K.Ticho Supply Agreement dated October 23, 2002 (provides for manufacture of screwstrips in Korea for sale to Quik Drive). (G2145/21)

6.	Federal Court of Canada – Court Action T-1271-01 - Quik Drive Canada, Inc. vs. Langtry Industries Ltd. and G. Lyle Habermehl in respect of Canadian Patent 2,189,026. (QUIK1)

7.	Federal Court of Canada – Court Action T-99-02 – Quik Drive Canada, Inc. vs. Langtry Industries Ltd. and G. Lyle Habermehl in respect of Canadian Patents 2,160,001, 2,2275,131 and 2,275,133. (QUIK2)

8.

Correspondence received from the law firm of Kinman Amlani Holland of New Westminster, B.C., dated August 20, 2004 and August 21, 2004 alleging invalidity and threatening reexamination proceedings against unspecified patents by unspecified clients.

9.	Oral threat by Mr. Langtry, principal of Langtry Industries, to initiate reexamination proceedings against patents mentioned in #6 and #7 above.

10.	Opposition proceedings by Quik Drive USA Inc. for the trade mark BLUE-COLOURED STRAP FOR A SCREW STRIP, Serial No. 1108629, Applicant – Langtry Industries Ltd. (O-QUI003)

Schedule 5.1.13	“Off-the-Shelf” Commercially Available Software Programs

1.               Adobe Acrobat

2.               Microsoft MapPoint

3.               Microsoft Office

4.               Microsoft Project

5.               Microsoft Publisher

6.               Microsoft Windows

7.               Roxio CD & DVD Creator

8.               Symantec pcAnywhere

9.               Symantec WinFax Pro

Schedule 5.1.15

Litigation

See Schedule 5.1.13, items 6 - 10, which are incorporated by reference herein.

Schedule 5.1.17

Contracts for Personal Services

Bonus agreements with the following Canadian employees:

Garry Pickering

Kelly Ewin

Alex Rousseau

Virginia Rabson

John Schembri

Bob McCormick

James Roffe

Eastern Region salesmen quarterly bonus program

Sales Executive Employment Agreement between Quik Drive, U.S.A., Inc. and Dan Burkhart dated July 1, 2003.

Schedule 5.1.18

Employee Benefit Plans

Habermehl intends to pay bonuses to all employees of the Companies following Closing.

See Schedule 5.1.17 which is incorporated by reference herein.

Quik Drive USA, Inc.

Key Program Elements	Offering

Healthcare Protection	Medical, Dental, Vision, Cancer, Accident, Cardiac Care, Critical Care, Hospital Intensive Care & Coronary Care Plan

Financial Protection	Group Term Life/AD&D, Supplemental Term Life/AD&D, Spouse Term Life, Child Term Life, Short Term Disability, Long Term Disability

Education	Tuition Reimbursement

Financial Security	401(k) Plan

Participation: (except 401(k))

•                  Starting the first of the month following 90 days of continuous employment

•                  During open enrollment period, which occurs once per year prior to August 1

•                  Regular full-time employees who work at least 30 hours per week

•                  Eligible dependents of  employees  (see evidence of coverage booklets for eligibility guidelines)

Changes:

•                  During your open enrollment period

•                  A Change in Status when you, your spouse, or your dependent(s) GAIN or LOSE ELIGIBILITY for your current coverage; AND the election change that you intend to make corresponds with that GAIN or LOSS of same coverage.

HEALTHCARE PROTECTION

•  Medical Coverage (Group)

The medical plan is designed to help assist you and your family with the cost of medical expenses, including hospital, non-hospital, prescription drug and behavioral health.

Benefits are available as follows:

PLAN PROVISIONS	IN-NETWOK	OUT-OF-NETWORK [2]
Annual Deductible
(Quik Drive reimburses the in-network individual and family deductible)
Individual	$1,000	$2,000
Family	$2,000	$4,000
Annual Out-of-Pocket Maximum Amount
Individual	$2,500	$7,500
Family	$5,000	$15,000
Lifetime Maximum	$5,000,000	$5,000,000
Pre-Existing Waiting Period [1]	12 months	12 months

Practitioner Office Services
Office Visits	$25 Co-pay (S network)	60% after Deductible
$30 Co-pay (P network)
Routine Diagnostic Lab, X-Ray, & Injections	No additional Co-pay	60% after Deductible
Non-routine Diagnostic Services [5]	80% after Deductible	60% after Deductible

Preventative Health Care Services
Well Child Care (to age 6)	$25 Co-pay (S network)	60% after Deductible
$30 Co-pay (P network)
Annual Well Woman exam	$25 Co-pay (S network)	60% after Deductible
$30 Co-pay (P network)
Annual Mammography Screening	No Additional Co-pay	60% after Deductible
Annual Cervical Cancer Screening	No Additional Co-pay	60% after Deductible
Prostate Cancer Screening	No Additional Co-pay	60% after Deductible
Immunizations (to age 6)	No Additional Co-pay	60% after Deductible

Services Received at a Facility
(includes profession and facility charges)
Inpatient Services [3]	80% after Deductible	60% after Deductible
Outpatient Surgery [4]	80% after Deductible	60% after Deductible
Routine Diagnostic Service-Outpatient	100% after Deductible	60% after Deductible
Non-routine Diagnostic Services-Outpatient [5]	80% after Deductible	60% after Deductible
Other Outpatient Services [6]	80% after Deductible	60% after Deductible
Emergency Care Services [7]	$100 Co-pay	$100 Co-pay
Emergency Care Non-Routine Diagnostics [5]	80% after Deductible	80% after Deductible

Medical Equipment	80% After Deductible	60% after Deductible

Therapy Services [8]	80% after Deductible	60% after Deductible
(Limited to 30 visits per year per therapy type)

Ambulance Service	80% after Deductible	80% after Deductible

Prescription Drugs	Generic - $10 Co-pay Preferred Brand Name - $35 Co-pay Non-preferred Brand Name - $50 Co-pay	Generic - $10 Co-pay Preferred Brand Name - $35 Co-pay Non-preferred Brand Name - $50 Co-pay

Notes:

(1)  HIPPA regulation apply.  A Group enrollee’s pre-existing condition waiting period can be reduced by the enrollee’s applicable ‘creditable coverage’.

(2)  Out-of-network benefit payment based on BlueCross BlueShield of Tennessee maximum allowable charge.  You are responsible for paying any amount exceeding the maximum allowable charge.

(3)  Services require prior approval.  Benefits will be reduced to 50% for services received from network providers outside Tennessee and all out-of-network providers when prior approval is not obtained.

(4)  Certain surgical procedures require prior approval.  Benefits will be reduced to 50% for services received from network providers outside Tennessee and all out-of-network providers when prior approval is not obtained.

Call Customer Service to determine which procedures require prior approval.

(5)  CAT scans, MRIs, nuclear medicine and other similar technologies.

(6)  Includes services such as chemotherapy, radiation therapy, infusions, and renal dialysis.

(7)  ER services include all services in conjunction with ER visit except non-routine diagnostic services.

(8)  Physical, speech, manipulative, and occupation therapies are limited to 30 visits per therapy type per year.  Cardiac and pulmonary rehabilitative therapies are limited to 36 visits per therapy type per year.

•  Dental (Group)

To help assist you with the cost of dental expenses, Quik Drive offers you a dental plan through Guardian, which provides preventative care benefits at little cost to you to encourage regular checkups.

Benefits are available as follows:

		Network	Non-Network
Calendar Year Per Person (maximum $150)		$50	$50
Deductible waived for Preventive Services
Preventive Services *every six months **for dependent children up to age 14 ***for dependent children up to age 16	Emergency Treatment Oral Examinations * X-Rays Teeth Cleaning Fluoride Treatments** Space Maintainers*** Topical Sealants***	Plan pays 100%	Plan pays 100% of allowable charges
Basic Services	Laboratory tests Amalgam, silicate, and acrylic fillings Extractions and other oral surgery Anesthesia	Plan pays 90%	Plan pays 80% of allowable charges
Major Services	Gold and porcelain fillings and crowns Bridgework and dentures Root canals Periodontic services	Plan pays 60%	Plan pays 50% of allowable charges
Orthodontia: Children under age 19, plan pays 50%		$1,000 (lifetime max)
Annual Maximum		$1,000

•  Vision (Group)

Your vision plan is offered by Spectera.  Spectera makes it easy to use your eye care benefits and to maintain your eye health.

Benefits are available as follows:

	Network	Non-Network
Complete Eye Exam (once every 12 months)	$10 co-pay	Optometrist	$40.00
		Ophthalmologist	$40.00
Frames (every 2 calendar years)	$20 co-pay for frames from Spectera’s selection		$45.00
Lenses Standard single or multi-focal lenses (once every 12 months)	$20 co-pay for lenses(waived if paid toward frame purchase)	Single vision	$40.00
		Bifocal	$60.00
		Trifocal	$80.00
		Lenticular	$80.00
Contact Lenses	$105		$105
(once every 12 months in lieu of eyeglasses)

•  USAble Voluntary Products

•                  Cardiac Care

•                  Accident

•                  Cancer

•                  Critical Care

•                  Hospital Intensive Care & Coronary Care Plan

Refer to the USAble brochure for coverage information.  If you are interested in the above listed coverage contact your HR office to schedule an appointment with an USAble representative.

•  Education

•                  Employees are eligible after they have completed 1 year of service.

•                  All courses must be job related and pre approved.

•                  The amount of reimbursement will be based on the final grade the employee receives in the course, as follows:

•                  A=100%, B=80%, C=60%, <C=0%

•  401(k)

•                  Employees are eligible to participate after they have completed 1 year of service, attained age 19, and work at least 1,000 hours in the plan year.

•                  After one year of service employees are 100% vested.

Quik Drive makes a discretionary contribution which is determined before the first of each year. (Currently, dollar for dollar match on first 3%, 50 cents on next 2%, maximum 4% if employee contributes 5% or more)

•  Short Term Disability (Group)

Your Short Term Disability is offered by Prudential.

•                  Coverage begins on the 15 day for approved Short Term Disability claims

•                  If approved employees are eligible for up to 60% of weekly earnings to a maximum of $750.00.

•                  Short Term Disability is provided at no cost to exempt employees and is self insured by the company.

•  Long Term Disability (Group)

Your Long Term Disability is offered by Prudential.  Quik Drive pays 100% of the premium for you.

•                  Coverage begins on the 91st day for approved Long Term Disability claims

•                  If approved employees are eligible for up to 60% of monthly earnings to a maximum of $6,000.

•  Life Insurance/AD&D (Group)

Your 100% company paid life insurance is offered by Prudential.

•                  $15,000 Life Insurance

•                  $15,000 AD&D

Benefit Premiums

August 2004-July 2005

Medical

Coverage	Weekly Cost
	S network	P network
Employee Only	$6.60	$9.32
Employee + Spouse	$25.16	$28.02
Employee + Children	$18.93	$21.29
Family	$43.86	$48.18

Vision

Coverage	Weekly Cost
Employee Only	100% paid by company
Employee + Spouse	$1.56
Employee + Children	$1.71
Family	$3.57

Dental

Coverage	Weekly Cost
Employee Only	100% paid by company
Employee + Spouse	$4.97
Employee + Children	$6.16
Family	$10.01

Schedule 5.1.22

Insurance Policies

Quik Drive USA, Inc.

Period 03/14/04 – 03/14/05 (unless otherwise noted)

Travelers – Y-630-151X3153-TIL-04

Locations:

•                  436 Calvert Dr. Gallatin, TN 37072

•                  4336 Losee Rd, Suite 6, Las Vegas, NV 89117

•                  warehouse/paint booth – 3556 Clay County Hwy, Moss TN 38575

Deluxe Property

Commercial General Liability

Employee benefits liability

Commercial Inland Marine

Travelers – Y-810-460K4545-TIL-04

Business Auto

Travelers – YSM-CUP-460k4569-TIL-04

Commercial Excess Liability (Umbrella)

Travelers – YNUB-961J838-4-04

Workers Compensation And Employers Liability

Travelers –BAJ-BM21-151X3012-PHX-04 (Phoenix)

Boiler and Machinery

Travelers – 18-PC-961J8544-IND-04

Locations

•                  2/13 Carnegie Place Blacktown, NSW 2148, Australia

•                  1F No 17-1, Lane 482, Sec-2 Chung Shan Road, Chung Ho City, Taipei, Taiwan, ROC

•                  134, Yao Shan St. San Min Dist, Kaohsiung, Taiwan, ROC

International World Cover

Commercial Property

Commercial General Liability

Business Auto

Voluntary workers compensation, employers liability and medical evacuation, repatriation and travel assistance

Travelers – QTJ-MOC 273D916-A-04

Ocean Marine Cargo

Foreign Credit Insurance Corporation (FICA) – MB-119745

Period 11/01/03 – 11/01/04

Export credit

Travelers – 6-0023-2155-9

Period 06/15/04 – 06/15/05

Flood – Building and contents – 436 Calvert Drive

Enterprise Leasing – Enterprise provide insurance on all sales employees driving Enterprise vehicles as part of lease package

Quik Drive Canada, Inc.

Period 03/14/04-03/14/05

Travelers – 233D8246

Locations

•                  250 Trowers Rd, Unit 6, Vaughan, Ontario, L4L 5Z6

Deluxe property

Commercial General Liability

Employee benefits liability

*plus special endorsement under lease agreement – Tenant Glass Coverage

Quik Drive USA, Inc., Quik Drive Canada, Inc. and Quik Drive Australia Pty Limited

Period 08/01/04 – 08/01/05

Travelers – 103364114

“Wrap”

Directors and officers liability, employment practices liability, fiduciary liability (claims made basis)

Fidelity, Kidnap and ransom/Extortion

G. Lyle Habermehl

Period 10/19/03 – 10/19/04

Travelers – I-680-1568A694-IND-03

Building Package – 436 Calvert Drive

Schedule 5.1.26

Additions

None

Schedule 5.1.28

Environmental Matters

(a)(5)	Phase I Environmental Site Assessment
TVG Environmental, Inc.
for Quick Drive USA, Inc.
436 Calvert Drive
Gallatin, TN 37066
August 20, 2004

(b)	None

Schedule 5.1.29

Payables

See attached list.

QUIK DRIVE U.S.A. INC.
10/13/04	ACCOUNTS PAYABLE AGED TRIAL BALANCE
BRANCH CL COLSON TENNESSEE	OCTOBER 31 2004	POSTING MONTH: 1004 OCT 04

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
COLTEN COLSON TENNESSEE INC.	FUTURE	.00	.00	.00	.00	.00	.00	.00

BRANCH TOTAL	FUTURE	.00	.00	.00	.00	.00	.00	.00

ATB SUMMARY

OPENING BALANCE	.00

QUIK DRIVE U.S.A. INC.
10/13/04	ACCOUNTS PAYABLE AGED TRIAL BALANCE
BRANCH US GALLATIN	OCTOBER 31 2004	POSTING MONTH: 1004 OCT 04

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)		BALANCE (+ FUT)		CURRENT	OVER 30	OVER 60	OVER 90
ACTION ACTION BOLT & SCREW CORP	FUTURE	.00	.00		.00		.00	.00	.00	.00
ADECCO ADECCO	FUTURE	.00	.00		.00		.00	.00	.00	.00
ALASTO ALAN STONEKING	FUTURE	.00	.00		.00		.00	.00	.00	.00
AMEHAR AMERICAN HARDWARE	FUTURE	.00	.00		.00		.00	.00	.00	.00
ANIKEP ANITA KEPLEY	FUTURE	.00	.00		.00		.00	.00	.00	.00
ANNLAW ANNE MARIE LAW	FUTURE	.00	.00		.00		.00	.00	.00	.00
ASHCHE ASHLAND CHEMICAL, INC.	FUTURE	.00	.00		.00		.00	00.00		.00
ASSPAC ASSOCIATED PACKAGING, INC	FUTURE	.00	.00		.00		.00	.00	.00	.00
ASTAIN A-STAINLESS INTERNATIONAL CO	FUTURE	.00	155,441.39		155,441.39		77,468.90	77,972.49	.00	.00
AUTCEN THE AUTOMATION CENTER, INC	FUTURE	.00	.00		.00		.00	.00	.00	.00
AVEEXP AVERITT EXPRESS, INC.	FUTURE	.00	.00		.00		.00	.00	.00	.00
B&DUSA BLACK & DECKER (U.S.) INC,	FUTURE	.00	.00		.00		.00	.00	.00	.00
BASSIM BASS, BARRY & SIMS	FUTURE	.00	.00		.00		.00	.00	.00	.00
BCBSTN BLUE CROSS-BLUE SHIELD OF TN	FUTURE	.00	.00		.00		.00	.00	.00	.00
BERSAL BERTON SALES	FUTURE	.00	.00		.00		.00	.00	.00	.00
BETBUS BETTER BUSINESS EQUIPMENT CO.	FUTURE	.00	.00		.00		.00	.00	.00	.00
BETGRE BETTY N GREGORY	FUTURE	.00	24,717.62		24,717.62		24,717,62	.00	.00	.00
BFCENT BONDED FILTER COMPANY, LLC	FUTURE	.00	.00		.00		.00	.00	.00	.00
BFI BROWNING-FERRIS INDUSTRIES	FUTURE	.00	.00		.00		.00	.00	.00	.00
BLAOXI BLACK OXIDE SPECIALTIES	FUTURE	.00	.00		.00		.00	.00	.00	.00
BLUYAC BLUEGRASS YACHT & CC	FUTURE	.00	.00		.00		.00	.00	.00	.00
BUICOM BUILD.COM	FUTURE	.00	.00		.00		.00	.00	.00	.00
C&JCON C&J CONSULTING & ADMIN. INC.	FUTURE	.00	.00		.00		.00	.00	.00	.00
C&SMET C&S METAL PRODUCTS CO. LTD	FUTURE	.00	312.50	-	312.50	-	.00	.00	.00	312.50	-
CAMPED CAMERON PEDEGO	FUTURE	.00	.00		.00		.00	.00	.00	.00

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)		BALANCE (+ FUT)		CURRENT		OVER 30	OVER 60	OVER 90
CARPAR CAROLYN M. PARRISH, M.D.	FUTURE	.00	.00		.00		.00		.00	.00	.00
CHIYAN HUA YANG WORLDWIDE CORP.	FUTURE	.00	4,509.65		4,509.65		.00		4,509.65	.00	.00
CHROBI CH ROBINSON WORLDWIDE, INC.	FUTURE	.00	.00		.00		.00		.00	.00	.00
CINTAS CINTAS CORPORATION #051	FUTURE	.00	.00		.00		.00		.00	.00	.00
CITNOR CITY OF NORTH US VEGAS	FUTURE	.00	.00		.00		.00		.00	.00	.00
CLAALL CLARK ALLEN	FUTURE	.00	.00		.00		.00		.00	.00	.00
COLLYL COLEY & LYLES INSURANCE AGENCY	FUTURE	.00	.00		.00		.00		.00	.00	.00
CONCLE CONICLEAN	FUTURE	.00	.00		.00		.00		.00	.00	.00
CONKIT CONNIE W KITTRELL	FUTURE	.00	.00		.00		.00		.00	.00	.00
CONSOU CON-WAY SOUTHERN EXPRESS	FUTURE	.00	.00		.00		.00		.00	.00	.00
CROLAB CROWN LABEL, INC	FUTURE	.00	.00		.00		.00		.00	.00	.00
CROPAC CROWN PACKAGING CORPORATION	FUTURE	.00	.00		.00		.00		.00	.00	.00
D&BRAD DUN & BRADSTREET	FUTURE	.00	.00		.00		.00		.00	.00	.00
DANBUR DAN BURKHART	FUTURE	.00	.00		.00		.00		.00	.00	.00
DANZAS DHL DANZAS AIR & OCEAN	FUTURE	.00	.00		.00		.00		.00	.00	.00
DIVEXP DIVERSIFIED EXPOSITION SERVICE	FUTURE	.00	.00		.00		.00		.00	.00	.00
DOWPRE THE DOWNTOWN	FUTURE	.00	300.00	-	300.00	-	300.00	-	.00	.00	.00
DUOFAS DUO-FAST OF KNOXVILLE, INC	FUTURE	.00	.00		.00		.00		.00	.00	.00.
ENTFLE ENTERPRISE FLEET SERVICES	FUTURE	.00	.00		.00		.00		.00	.00	.00
ERNSMI ERNEST SMITH	FUTURE	.00	1,018.74		1,018.74		1,018.74		.00	.00	.00
ERNYOU ERNST & YOUNG-ATLANTA-406725	FUTURE	.00	.00		.00		.00		.00	.00	.00
FANINT FANSTEEL INTERCAST	FUTURE	.00	.00		.00		.00		.00	.00	.00
FASFAI FASTENER FAIRS LTD.	FUTURE	.00	.00		.00		.00		.00	.00	.00
FASTEN THE FASTENAL COMPANY	FUTURE	.00	.00		.00		.00		.00	.00	.00
FEDEXP FEDERAL EXPRESS CORPORATION	FUTURE	.00	.00		.00		.00		.00	.00	.00

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
FEDWES FEDEX FREIGHT WEST	FUTURE	.00	.00	.00	.00	.00	.00	.00
FLOCON FLORIDA MARINE CONTRACTORS	FUTURE	.00	.00	.00	.00	.00	.00	.00
FLOEXP FLOWER EXPRESS, INC	FUTURE	.00	.00	.00	.00	.00	.00	.00
FRASNO FRANK SNODDY	FUTURE	.00	.00	.00.	.00	.00	00.00
FRESLY FRED SLY	FUTURE	.00	.00	.00	.00	.00	.00	.00
FULDIR FULCRUM DIRECT INC	FUTURE	.00	.00	.00	.00	.00	.00	.00
FWUJIH FWU JIH DIE CASTING IND CO LTD	FUTURE	.00	13,915.68	13,915.68	.00	13,915.68	.00	.00
GALWEL GALLATIN WELDING SUPPLY	FUTURE	.00	.00	.00	.00	.00	.00	.00
GLOLAN GLOBAL LANGUAGES &	FUTURE	.00	.00	.00	.00	.00	.00	.00
GUARD GUARDIAN
HANWOO HANLEY-WOOD, INC	FUTURE	.00	.00	.00	.00	.00	.00	.00
HARELE HARRIS ELECTRIC SUPPLY CO INC	FUTURE	.00	.00	.00	.00	.00	.00	.00
HARSEC HARRISON SECURITY SERVICES, IN	FUTURE	.00	.00	.00	.00	.00	.00	.00
HATTRU HATCHER TRUCKING	FUTURE	.00	.00	.00	.00	.00	.00	.00
ICBEVA ICC EVALUATION SVC., INC.	FUTURE	.00	.00	.00	.00	.00	.00	.00
INTMAC INTERNATIONAL MACHINE & TOOL	FUTURE	.00	.00	.00	.00	.00	.00	.00
J2COMM J2 GLOBAL COMMUNICATIONS	FUTURE	.00	.00	.00	.00	.00	.00	.00
JEFLUK JEFF LUKEN	FUTURE	.00	.00	.00	.00	.00	.00	.00
JGBRAD J.G. BRADLEY’S	FUTURE	.00	.00	.00	.00	.00	.00	.00
JOHGRE JOHN GREEN	FUTURE	.00	.00	.00	.00	.00	.00	.00
JOHJAR JOHN JARECKI	FUTURE	.00	838.98	838.98	838.98	.00	.00	.00
JOSHUL JOSH HULS	FUTURE	.00	315.82	315.82	.00	.00	315.82	.00
KATSTE KATHY STEVENS	FUTURE	.00	.00	.00	.00	.00	.00	.00
KENGIL KENT GILBERT	FUTURE	.00	.00	.00	.00	.00	.00	.00
KEYBEL KEY BELLEVILLES, INC.	FUTURE	.00	.00	.00	.00	.00	.00	.00

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)		BALANCE (+ FUT)		CURRENT		OVER 30	OVER 60	OVER 90
KGSSTE KGS STEEL IMC. NASHVILLE	FUTURE	.00	.00		.00		.00		.00	.00	.00
KREIDE THE KREIDER CORPORATION	FUTURE	.00	.00		.00		.00		.00	.00	.00
KRELAW GLEN M. KREBS	FUTURE	.00	.00		.00		.00		.00	.00	.00
KTICHO K.TICHO INDUSTRIES CO., LTD.	FUTURE	.00	.00		.00		.00		.00	.00	.00
LASPRE LASER PRECISION CUTTING, INC.	FUTURE	.00	.00		.00		.00		.00	.00	.00
LAUCOR LAURA CORDRAY	FUTURE	.00	.00		.00		.00		.00	.00	.00
LILCOM LILLY COMPANY	FUTURE	.00	.00		.00		.00		.00	.00	.00
LISELK LISA ELKIN	FUTURE	.00	.00		.00		.00		.00	.00	.00
LITHOG LITHOGRAPHICS, INC.	FUTURE	.00	.00		.00		.00		.00	.00	.00
LOSBUS LOSEE BUSINESS CENTER, LLC	FUTURE	.00	3,916.54	-	3,916.54	-	3,916.54	-	.00	.00	.00
LVCASH MIKE HERRERA	FUTURE	.00	.00		.00		.00		.00	.00	.00
LYLHAB G LYLE HABERMEHL	FUTURE	.00	.00		.00		.00		.00
MAGGLO MAGID GLOVE & SAFETY	FUTURE	.00	.00		.00		.00		.00	.00	.00
MAGNA ROBERT BOSCH TOOL CORP.	FUTURE	.00	.00		.00		.00		.00	.00	.00
MAKUSA MAKITA USA INC	FUTURE	.00	86,105.10		86,105.10		.00		61,625.10	24,480.00	.00
MANLAW DOUG MANGRUM	FUTURE	.00	.00		.00		.00		.00	.00	.00
MCGFLO MCGEE FLORIST, INC	FUTURE	.00	.00		.00		.00		.00	.00	.00
MCMCAR McMASTER-CARR	FUTURE	.00	.00		.00		.00		.00	.00	.00
MIKFUL MIKE FULTON	FUTURE	.00	.00		.00		.00		.00	.00	.00
MSCIND MSC INDUSTRIAL SUPPLY CO	FUTURE	.00	.00		.00		.00		.00	.00	.00
NESDIS HESS DISPOSABLES/SLOSNAM CORP	FUTURE	.00	.00		.00		.00		.00	.00	.00
NEVPOW NEVADA POWER COMPANY	FUTURE	.00	.00		.00		.00		.00	.00	.00
NEWSPR NEWCOMB SPRING OF TENNESSEE	FUTURE	.00	.00		.00		.00		.00	.00	.00
OFFMIL OFFSHORE MILLING SERVICES INC	FUTURE	.00	196.28	-	196.28	-	.00		.00	.00	196.28	-
OFFSQU OFF THE SQUARE	FUTURE	.00	.00		.00		.00		.00	.00	.00

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)		BALANCE (+ FUT)		CURRENT		OVER 30	OVER 60	OVER 90
OLDHIC OLD HICKORY HEAT TREAT	FUTURE	.00	.00		.00		.00		.00	.00	.00
PACFUL PACKAGING FULFILLMENT CO., INC	FUTURE	.00	.00		.00		.00		.00	.00	.00
PAREV PA DEPT OF REVENUE	FUTURE	.00	.00		.00		.00		.00	.00	.00
PARPRO PARTY PROVIDERS	FUTURE	.00	.00		.00		.00		.00	.00	.00
PETCAS PETTY CASH FUND	FUTURE	.00	.00		.00		.00		.00	.00	.00
PHOSUP PHOTOCOPY SUPPLY COMPANY	FUTURE	.00	.00		.00		.00		.00	.00	.00
PORCAB PORTER CABLE	FUTURE	.00	.00		.00		.00		.00	.00	.00
PRECAS PRECISION CASTINGS OF TN	FUTURE	.00	.00		.00		.00		.00	.00	.00
PREPRO PRECISION PRODUCTION INC	FUTURE	.00	.00		.00		.00		.00	.00	.00
PRESTE PRECISION STEEL WAREHOUSE, INC	FUTURE	.00	.00		.00		.00		.00	.00	.00
R&LCAR R & L CARRIERS	FUTURE	.00	.00		.00		.00		.00	.00	.00
RENCRA RENEE CRAIG	FUTURE	.00	.00		.00		.00		.00	.00	.00
REPSER REPUBLIC SERVICE	FUTURE	.00	.00		.00		.00		.00	.00	.00
ROBGRE ROB GREENE	FUTURE	.00	.00		.00		.00		.00	.00	.00
ROCTHO ROCKY THOMPSON	FUTURE	.00	.00		.00		.00		.00	.00	.00
RONZAN RON ZANDOMA	FUTURE	.00	624.48		624.48		624.48		.00	.00	.00
ROTCLI ROTOR CLIP COMPANY INC	FUTURE	.00	.00		.00		.00		.00	.00	.00
S&SSCR S & S SCREW MACHINE COMPANY	FUTURE	.00	.00		.00		.00		.00	.00	.00
SAIA1R SAILAIR TRAVEL INC	FUTURE	.00	.00		.00		.00		.00	.00	.00
SAMS SAM’S CLUB	FUTURE	.00	.00		.00		.00		.00	.00	.00
SCOHAW SCOTT HAWLEY	FUTURE	.00	36.28		36.28		36.28		.00	.00	.00
SCRAA S.C.R.A.A.	FUTURE	.00	155.00	-	155.00	-	155.00	-	.00	.00	.00
SHEFUN SHEH FUNS SCREWS CO., LTD.	FUTURE	.00	35,178.45		35,178.45		.00		35,178.45	.00	.00
SHRED SHRED- IT	FUTURE	.00	.00		.00		.00		.00	.00	.00
SIGGRA SIGNS GRAPHICS PRINTING, INC.	FUTURE	.00	.00		.00		.00		.00	.00	.00

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
SLOFLU SLOAN FLUID ACCESSORIES	FUTURE	.00	.00	.00	.00	.00	.00	.00
SOUFRE SOUTHEASTERN FREIGHT LINES	FUTURE	.00	.00	.00	.00	.00	.00	.00
SPRAZ SPRINT	FUTURE	.00	.00	.00	.00	.00	.00	.00
SPRINT SPRINT DISTRIBUTION	FUTURE	.00	.00	.00	.00	.00	.00	.00
STAFDA STAFDA	FUTURE	.00	.00	.00	.00	.00	.00	.00
STEBEL STEVEN BELL	FUTURE	.00	.00	.00	.00	.00	.00	.00
STEGYG STEVE GYGAX	FUTURE	.00	.00	.00	.00	.00	.00	.00
SUNCON SUNBELT CONTAINER INC	FUTURE	.00	.00	.00	.00	.00	.00	.00
SYSCOR SYSTEM SCALE CORPORATION	FUTURE	.00	.00	.00	.00	.00	.00	.00
TEAOCE TEAM OCEAN SERVICES	FUTURE	.00	.00	.00	.00	.00	.00	.00
TENREV TENNESSEE DEPT OF REVENUE	FUTURE	.00	.00	.00	.00	.00	.00	.00
THEPAL THE PALLET FACTORY INC	FUTURE	.00	.00	.00	.00	.00	.00	.00
TIMMEN TIM MENEES	FUTURE	.00	.00	.00	.00	.00	.00	.00
TRAINS TRAVELERS INSURANCE	FUTURE	.00	.00	.00	.00	.00	.00	.00
TYLMOU TYLER MOUNTAIN WATER CO.	FUTURE	.00	.00	.00	.00	.00	.00	.00
ULINE ULINE INC.	FUTURE	.00	.00	.00	.00	.00	.00	.00
UNILOU UNIVERSITY OF LOUISVILLE	FUTURE	.00	.00	.00	.00	.00	.00	.00
UPS UNITED PARCEL SERVICE	FUTURE	.00	.00	.00	.00	.00	.00	.00
UPSCUS UPS SUPPLY CHAIN SOLUTIONS	FUTURE	.00	.00	.00	.00	.00	.00	.00
UPSPA UNITED PARCEL SERVICE	FUTURE	.00	.00	.00	.00	.00	.00	.00
USCUST CUSTOMS AND BORDER PROTECTION	FUTURE	.00	.00	.00	.00	.00	.00	.00
USFHOL USF HOLLAND, INC.	FUTURE	.00	.00	.00	.00	.00	.00	.00
VA4271 CITIBANK ADVANTAGE	FUTURE	.00	.00	.00	.00	.00	.00	.00
VA4798 BANKCARD CENTER	FUTURE	.00	.00	.00	.00	.00	.00	.00
VALEXA V. ALEXANDER & CO., INC.	FUTURE	.00	.00	.00	.00	.00	.00	.00

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT		OVER 30	OVER 60	OVER 90
VOISTR T-MOBILE	FUTURE	.00	.00	.00	.00		.00	.00	.00
WANBRO WANG’S BROTHER PLASTIC CO LTD	FUTURE	.00	1,062.30	1,062.30	.00		1,062.30	.00	.00
WHIDOV WHITE DOVE PRINTING INC	FUTURE	.00	.00	.00	.00		.00	.00	.00
WINIMA WINNING IMAGES	FUTURE	.00	.00	.00	.00		.00	.00	.00
YELLOW YELLOW FREIGHT SYSTEMS, INC.	FUTURE	.00	.00	.00	.00		.00	.00	.00

BRANCH TOTAL	FUTURE	.00	8,001.39	8,001.39	54,604,34	-	38,318.69	24,795.82	508.78	-
ATB SUMMARY

OPENING BALANCE		.00

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT		OVER 30	OVER 60	OVER 90

COMPANY TOTAL	FUTURE	.00	8,001.39	8,001.39	54,604.34	-	38,318.69	24,795.82	508.78	-

GL SUMMARY

BRANCH	GL ACCOUNT	AMOUNT
CL	2110	.00
US	2110	8,001.39	CR

QUIK DRIVE U.S.A. INC.
10/13/04	ACCOUNTS PAYABLE AGED TRIAL BALANCE
BRANCH CD QUIK DRIVE CANADA-VAUGHAN ONT	OCTOBER 31 2004	POSTING MONTH: 1004 OCT 04

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
407ETR 407 ETR	FUTURE	.00	.00	.00	.00	.00	.00	.00
ALEROU ALEXANDER ROUSSEAU	FUTURE	.00	.00	.00	.00	.00	.00	.00
ARNOR ARMOR PERSONNEL	FUTURE	.00	.00	.00	.00	.00	.00	.00
BELCAN BELL CANADA	FUTURE	.00	.00	.00	.00	.00	.00	.00
BLAJAN BLACK CREEK JANITORIAL SVCS	FUTURE	.00	.00	.00	.00	.00	.00	.00
BOBMCC BOB MCCORMICK	FUTURE	.00	.00	.00	.00	.00	.00	.00
CANSER WASTE MANAGEMENT	FUTURE	.00	.00	.00	.00	.00	.00	.00
CANUNI CANADIAN LINEN & UNIFORM SVC.	FUTURE	.00	.00	.00	.00	.00	.00	.00
CHEP CHEP CANADA, INC.	FUTURE	.00	.00	.00	.00	.00	.00	.00
CONFAS CONSOLIDATED FASTFRATE	FUTURE	.00	.00	.00	.00	.00	.00	.00
DEMECH D.C. MECHANICAL	FUTURE	.00	.00	.00	.00	.00	.00	.00
ENBRID ENBRIDGE	FUTURE	.00	.00	.00	.00	.00	.00	.00
FEDEXP FEDERAL EXPRESS CANADA LTD.	FUTURE	.00	.00	.00	.00	.00	.00	.00
GARPIC GARRY PICKERING	FUTURE	.00	.00	.00	.00	.00	.00	.00
GLECOR GLEN CORPORATION	FUTURE	.00	.00	.00	.00	.00	.00	.00
HYDVAU HYDRO VAUGHAN DISTRIBUTION	FUTURE	.00	.00	.00	.00	.00	.00	.00
JAMROF JANES ROFFE	FUTURE	.00	.00	.00	.00	.00	.00	.00
JOHSCH JOHN SCHEMBRI	FUTURE	.00	.00	.00	.00	.00	.00	.00
KELEWI KELLY EWIN	FUTURE	.00	.00	.00	.00	.00	.00	.00
LTLTEC LTL TECHNOLOGIES, INC	FUTURE	.00	.00	.00	.00	.00	.00	.00
NAVCAN NAV CANADA	FUTURE	.00	.00	.00	.00	.00	.00	.00
NEANOR NEAR NORTH CUSTOMS BROKERS INC	FUTURE	.00	.00	.00	.00	.00	.00	.00
PINSUP PINE VALLEY INDUSTRIAL SUPPLY	FUTURE	.00	.00	.00	.00	.00.	.00	.00
PITBOW PITNEY BOWES LEASING	FUTURE	.00	.00	.00	.00	.00	.00	.00
RAPCAR RAPID RIDE CARTAGE & FWD’ING	FUTURE	.00	.00	.00	.00	.00	.00	.00

1

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
RAPRID RAPID RIDE	FUTURE	.00	.00	.00	.00	.00	.00	.00
RICHES RICHES, MCKENZIE & HERBERT	FUTURE	.00	.00	.00	.00	.00	.00	.00
SAMRIG SAMEDAY RIGHTOWAY	FUTURE	.00	.00	.00	.00	.00	.00	.00

BRANCH TOTAL	FUTURE	.00	.00	.00	.00	.00	.00	.00

ATB SUMMARY

OPENING BALANCE	.00

2

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90

COMPANY TOTAL	FUTURE	.00	.00	.00	.00	.00	.00	.00

GL SUMMARY

BRANCH	GL ACCOUNT	AMOUNT
CD	2110	.00

3

QUIK DRIVE AUSTRALIA PTY LIMITED
10/13/04	ACCOUNTS PAYABLE AGED TRIAL BALANCE
BRANCH AU BLACKTOWN, NSW	OCTOBER 31 2004	POSTING MONTH: 1004 OCT 04

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90
AUSPOS AUSTRALIA POST	FUTURE	.00	.00	.00	.00	.00	.00	.00
DEWALT DEWALT POWER TOOLS	FUTURE	.00	.00	.00	.00	.00	.00	.00
HERKUH HERB KUHN	FUTURE	.00	.00	.00	.00	.00	.00	.00
HINPAR HINES CEILING & PARTITIONS	FUTURE	.00	.00	.00	.00	.00	.00	.00
J JRICH J.J. RICHARDS & SONS PTY LTD	FUTURE	.00	.00	.00	.00	.00	.00	.00
KTICHO K.TICHO INDUSTRIES CO., LTD.	FUTURE	.00	16,659.36	16,659.36	.00	16,659.36	.00	.00
MAIDIS MAINFREIGHT DISTRIBUTION	FUTURE	.00	.00	.00	.00	.00	.00	.00
MIML MACQUARIE SUPER MANAGE	FUTURE	.00	.00	.00	.00	.00	.00	.00
NBSG NATIONAL BUILDING SUPPLIERS GP	FUTURE	.00	.00	.00	.00	.00	.00	.00
OFFICE GE CAPITAL FINANCE AU	FUTURE	.00	.00	.00	.00	.00	.00	.00
OPTSER OPTUS BILLING SERVICES PTY LTD	FUTURE	.00	893.75	893.75	.00	893.75	.00	.00
RAYWHI RAY WHITE BLACKTOWN	FUTURE	.00	.00	.00	.00	.00	.00	.00
RICSPA RICK SPARGO	FUTURE	.00	.00	.00	.00	.00	.00	.00
STESUP STEADY SUPPLY	FUTURE	.00	.00	.00	.00	.00	.00	.00
SUPAGA SUPAGAS	FUTURE	.00	.00	.00	.00	.00	.00	.00
SUPERW SUPERWRAP	FUTURE	.00	.00	.00	.00	.00	.00	.00
SUPTRU SUPERANNUATION TRUST OF AU	FUTURE	.00	.00	.00	.00	.00.	.00	.00
TELSTR TELSTRA	FUTURE	.00	.00	.00	.00	.00	.00	.00
TNTEXP TNT EXPRESS	FUTURE	.00	.00	.00	.00	.00	.00	.00

BRANCH TOTAL	FUTURE	.00	17,553.11	17,553.11	.00	17,553.11	.00	.00

ATB SUMMARY

OPENING BALANCE	.00

1

VENDOR NAME DUE DATE IC	INVOICE NUMBER	DATE TYPE	AMOUNT (+ FUT)	BALANCE (+ FUT)	CURRENT	OVER 30	OVER 60	OVER 90

COMPANY TOTAL	FUTURE	.00	17,553.11	17,553.11	.00	17,553.11	.00	.00

GL SUMMARY

BRANCH	GL ACCOUNT	AMOUNT
AU	2110	893.75	CR
AU	2112	16,659.36	CR

2

Schedule 5.1.30

Canadian Privacy

Consents in the form attached hereto have been obtained from the following employees  located in Canada:

Kelly Ewin

Garry Pickering

Alex Rousseau

Robert McCormick

John Schembri

Virginia Rabson

James Roffe

CONSENT

To:   Quik Drive Canada Inc.

And to: Simpson Manufacturing Co., Inc.

Re:   Personal Information Protection and Electronics Documents Act, S.C. 2000, c. 5

The Undersigned employee of Quik Drive Canada Inc. (the “Corporation”) hereby consents to the Corporation releasing to Simpson Manufacturing Co., Inc., its officers, directors, affiliates and professional advisors, the personal information of the undersigned listed in Appendix “A” to this consent.

Dated this           day of                    , 2004.